UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2023

Date of reporting period: January 31, 2023

Item 1. Reports to Stockholders.

January 31, 2023

ANNUAL REPORT

SEI Daily Income Trust

❯	Government Fund

❯	Government II Fund

❯	Treasury II Fund

❯	Ultra Short Duration Bond Fund

❯	Short-Duration Government Fund

❯	GNMA Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

 seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	4
Schedules of Investments	11
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	56
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	71
Trustees and Officers of the Trust	72
Disclosure of Fund Expenses	75
Liquidity Risk Management Program	77
Board of Trustees’ Considerations in Approving the Advisory Agreement	78
Notice to Shareholders	84

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT for Ultra Short Duration Bond Fund, Short-Duration Government Fund & GNMA Fund. Additionally, for Government Fund, Government II Fund & Treasury II Fund, the Trust files monthly its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-MFP. The Trust’s Forms N-PORT and N-MFP are available on the Commission’s website at http://www.sec.gov.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2023

To Our Shareholders

All eyes (and ears) were on U.S. Federal Reserve (Fed) during the 12-month period ended January 31, 2023. The U.S. equity market gyrated as the central bank began and then maintained its interest rate-hiking cycle in an effort to tame inflation. Headline inflation in the U.S., as measured by the consumer-price-index, reached a peak of 9.1% in June 2022, before decelerating as energy prices declined. However, yet core inflation (excluding food and energy costs) remained stubbornly high for much of the period.

As inflationary pressures persisted, the Fed raised its benchmark interest rate eight times by an aggregate of 450 basis points (4.50%) over the reporting period to a range of 4.25% to 4.50%. However, the central bank slowed the pace of its 75-basis-point increases following its meetings in September and November to 50 basis points and 25 basis points in December and late January.

Geopolitical Events

Russia’s ongoing invasion of Ukraine dominated the geopolitical news during the reporting period. In November, Ukraine’s military regained control of the southern city of Kherson as Russian Defense Minister Sergei Shoigu ordered his troops to retreat from what had been the sole regional Ukrainian capital Moscow had held since invading the country in late February 2022. This was a major setback for Russia’s Vladimir Putin. Ukraine’s president, Volodymyr Zelenskyy, addressed a joint session of the U.S. Congress in late December in an effort to secure additional financial aid from the U.S. and its allies. President Joe Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $US 45 billion in additional financial assistance to Ukraine. The U.S., Germany, and several other European allies agreed to send tanks to Ukraine in support of its defense against Russia’s ongoing invasion.

The Republican Party secured a slim majority in the U.S. House of Representatives in the general election in November. One of the first moves by party leaders was the refusal to approve an increased debt limit (commonly referred to as the “debt ceiling”) unless the administration of President Joe Biden, a Democrat, agreed to specific spending cuts. U.S. Treasury Secretary Janet Yellen announced that the Treasury Department began taking “extraordinary measures” after the government reached its $31.4 trillion borrowing limit on January 19, 2023. Yellen estimated that the U.S. government might run out of money and be unable to meet its financial obligations in early June if the House of Representatives does not vote to raise the debt ceiling. She urged Congress to “act promptly to protect the full faith and credit of the United States.”

Liz Truss was elected U.K. prime minister in September but served just seven weeks before resigning after the disastrous reception of her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as Conservative leader and prime minister.

Economic Performance

Inflation showed signs of cooling over the reporting period. According to the Department of Labor, the U.S. Consumer Price Index (CPI) advanced 0.5% in January 2023, up from the 0.1% rise in December of last year. The year-over-year increase of 6.4%, down marginally from the 6.5% rise in December, was the smallest annual gain in the CPI since the 12-month period ending October 2021. The personal-consumption-expenditures index (PCE) posted increases of 0.6% in January and 5.4% over the previous 12-month period. The core PCE index, which excludes volatile food and energy prices, was also up 0.6% for the month and 4.7% year-over-year. The PCE price index tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CPI. Consequently, the PCE index is the Fed’s preferred gauge of inflation.

The Department of Commerce reported that the U.S. economy expanded at annualized rates of 3.2% and 2.7% in the third and fourth quarters of 2022, respectively. These gains reversed the corresponding 1.6% and 0.6% declines in GDP in the first and second quarters of the year. The U.S. economy expanded by 2.1% for the 2022 calendar year—from the 37-year high of 5.7% in 2021. The government attributed the rise in GDP in 2022 mainly to upturns in consumer spending and exports, which were partly offset by decreases in residential fixed investment (purchases of private residential structures and residential equipment that is owned by landlords and rented to tenants) and federal government spending, as well as an increase in imports (which are subtracted from the calculation of GDP).

The U.S. unemployment rate dipped 0.4% to 3.4% during the reporting period. The labor-force participation rate ended the period at 62.4%, up marginally from 62.2% in January 2022. Average hourly earnings rose 4.4% over the reporting period.

SEI Daily Income Trust / Annual Report / January 31, 2023

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2023

The Federal Open Market Committee (FOMC) met most recently at the end of the reporting period. In its post-meeting statement on February 1, the central bank noted that it will continue to monitor information regarding the economic outlook, including labor market conditions, inflation pressures, and financial and international developments. The Fed reiterated its commitment to restricting inflation to its 2% target rate.

Market Developments

A theme for U.S. fixed-income markets over the reporting period was the inversion of the U.S. Treasury yield curve; yields on shorter-term bonds rose by more than those on longer-term securities (bond prices move inversely to interest rates). The significant upturn in shorter-term bond yields reflected expectations for continued rate hikes by the Fed, while longer-term bonds showed signs of concern for how monetary tightening might have a negative effect on economic growth. Yields on two-year Treasury notes ended the 12-month period up 303 basis points to 4.21%, while 10-year yields gained 173 basis points during the fiscal year.

Despite posting losses during the reporting period, U.S. high-yield bonds outperformed U.S. government and corporate bonds as they have less interest-rate sensitivity. The U.S. government bond market, as measured by the Bloomberg U.S. Government Index, was down 8.43% during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, fell 5.14%. The ICE BofA U.S. Corporate Index declined 9.32%. U.S. asset- and mortgage-backed securities also moved lower during the period.

Commodity prices rose during the reporting period, with the Bloomberg Commodity Total Return Index (which represents the broad commodity market) returning 6.20%. Precious metals prices rallied sharply in the second half of the reporting period as the U.S. dollar weakened and the Fed’s interest-rate hikes started to moderate. However, prices for West Texas Intermediate crude oil and Brent crude oil fell amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices moved higher for the first several months of the reporting period before decreasing after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea.

Our View

We are projecting a less robust global economy in 2023 than the one witnessed in the past year. Volatility is expected across asset classes as investors face familiar headwinds: inflation rates exceeding the targets of major central banks, interest-rate increases continuing throughout the first half of the year, and quantitative easing shifting to quantitative tightening. The expected result for many countries is stagnant or recessionary economies through 2023 and perhaps into 2024. While these obstacles are bad news for stock prices and depress the value of current bond holdings, there is a silver lining for long-suffering income-seeking investors, as fixed-income markets now offer better yields than they have in decades.

In the U.S., wages are down in inflation-adjusted terms, the housing market is suffering a severe contraction, and some industries (notably within technology) are losing a significant number of jobs. However, the overall economy still isn’t declining in the pronounced, pervasive, and persistent manner that characterizes a typical recession.

With regard to inflation, there is good reason to believe that inflation rates have peaked for most countries. We don’t expect to see inflation fall back to the 2% target that central banks of advanced economies set for themselves. This is especially true in the U.S. and other countries challenged by exceptionally tight labor markets and already-high wage inflation.

Moving on to monetary policy, further Fed interest-rate hikes are expected for the remainder of 2023. As widely expected, following its meeting on January 31-February 1, the Federal Open Market Committee (FOMC) raised the federal-funds rate by 0.25% to a range of 4.50% to 4.75%—the smallest increase since its rate-hiking policy began in March 2022. The central bank’s policymakers reiterated their commitment to reducing inflation to the 2% target rate, and said they would continue to monitor the labor market, inflation pressures and expectations, and financial and international developments to inform its economic outlook. Whether this proves sufficient to tame inflation remains to be seen.

The global banking system itself appears to be in decent shape following the regulatory and capital-enhancement reforms put in place after the global financial crisis. On the geopolitical front, energy prices posted surprisingly sharp declines. Natural gas prices in Europe are the exception. With the war in Ukraine appearing likely to drag on for the foreseeable future, the possibility exists for more surprises that will keep energy prices quite volatile, with current prices likely at the low end of a wide trading range.

SEI Daily Income Trust / Annual Report / January 31, 2023

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2023

On the geopolitical front, Russia’s war in Ukraine rages on. Energy prices are expected to remain volatile. Despite military aid to Ukraine from the U.S. and some of its allies, the country’s war with Russia appears likely to persist well into this year at the very least. As Russia is a major exporter of oil and natural gas to Europe, the possibility exists for more surprises that will keep energy prices quite volatile.

The Chinese government’s easing of the most onerous COVID-19 should help offset, at least partially, the impact of a global slowdown in advanced countries. It also eventually could exert upward pressure on commodity prices, especially for energy and metals. This would benefit commodity-oriented exporters in Latin America and the Middle East, along with South Africa, Indonesia, and Malaysia.

Looking ahead, there are numerous challenges for the global economy. Nonetheless, we believe any recession will likely be fairly shallow. Inflation may continue to run above its long-term trend for some time, but it appears that central banks have at least begun to rein it in. Value-oriented stocks had strong relative performance in 2022, and we believe they remain attractive. As inflation pressures ease and the pace of central bank rate hikes slows, we believe that the fixed-income environment should be more compelling.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Daily Income Trust / Annual Report / January 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of subadvisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). For the 12-month period ending January 31, 2023, the sub-advisors were MetLife Investment Management, LLC (MetLife) and Wellington Management Company LLP (Wellington). There were no manager changes during the period.

III. Returns

For the 12-month period ending January 31, 2023, the Ultra Short Duration Bond Fund, Class F, returned 0.09%. The Fund’s benchmark—the Bloomberg Short U.S. Treasury 9-12 Month Index (which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months)—returned 0.18%.

IV. Performance Discussion

As noted in the shareholder letter, the U.S. Federal Reserve (Fed) increased the target range on the federal funds rate from a range of 0.00%-0.25% at the start of the reporting period to 4.25%-4.50% by the end of the period on January 31, 2023, in an effort to combat persistent inflation, including an unprecedented four consecutive interest-rate hikes of 0.75 basis points. The lagged effects of the Fed’s tighter monetary policy started to work its way through the economy as inflation began to moderate during the fourth quarter of 2022, with the Consumer Price Index (CPI) declining to 6.5% in December after peaking at 9.1% in June. In addition to raising rates, the Fed commenced its balance sheet run-off during the reporting period, and while the central bank hasn’t directly sold any securities, it has set caps of $60 billion of U.S. Treasurys and $35 billion of agency mortgage-backed securities (MBS) each month. Performance was mixed across spread sectors, over the 12-month period. Corporate bonds produced positive excess returns following a rebound during the fourth quarter of 2022, as inflation began to moderate and investors became more optimistic that the Fed was getting closer to the end of its rate-hiking cycle. The reporting period was challenging for agency MBS, which continue to face technical headwinds as the Fed reduced the size of its balance sheet and rate volatility was elevated. The performance of asset-backed securities (ABS) was mixed over the period, with the sector overall slightly underperforming U.S. Treasury. While recessionary risks have increased and economic growth appears to be slowing, the U.S. consumer remains in relative strong shape as the nation’s unemployment rate trickled down to 3.4% in January of 2023—the lowest level in more than 50 years.

Fund performance over the reporting period benefited from an allocation to corporate credit. While spreads widened for much of the period as firms came under margin pressure given rising labor and input costs, corporate credit generated positive excess returns following a strong fourth quarter of 2022, as inflation moderated and investors became more optimistic that the Fed was near the top of its rate-hiking cycle. The Fund’s performance within the ABS sector was mixed during the period, with security selection in credit cards and auto loans bolstered performance and an allocation to student loans was a detractor. The Fund’s allocation to non-agency MBS had a negative impact on performance, as housing affordability declined significantly given rising mortgage rates and home price appreciation. The Fund’s duration positioning had a minimal impact on performance as managers oscillated between slightly short and slightly long, but never deviated far from neutral. An allocation to commercial mortgage-backed securities (CMBS) weighed on Fund performance as the sector generated negative excess returns over the period.

Both of the Fund’s subadvisors, MetLife and Wellington, contributed to Fund performance for the reporting period, and benefited from similar exposures, including corporate bonds and ABS. Wellington’s allocation to non-agency MBS detracted from Fund performance, while MetLife’s security selection within ABS had a positive impact.

The Fund used Treasury futures in an effort to efficiently manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (TBA) forward contracts (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS: Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on Fund performance during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust / Annual Report / January 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

Ultra Short Duration Bond Fund (Concluded)

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	0.09%	0.49%	1.33%	1.12%	2.77%
Class Y	0.18%	0.53%	1.38%	N/A	1.39%
Bloomberg Short U.S. Treasury 9-12 Month Index	0.18%	0.47%	1.26%	0.85%	1.06%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2023. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 8/31/15.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a subadvisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the 12-month period ending January 31, 2023, the subadvisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the 12-month period ending January 31, 2023, the Short-Duration Government Fund, Class F, returned -2.74%. The Fund’s benchmark—the ICE BofA 1-3 Year U.S. Treasury Index (which tracks the performance of direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years)—returned -2.35%.

IV. Performance Discussion

As noted in the shareholder letter, the U.S. Federal Reserve (Fed) increased the target range on the federal funds rate from a range of 0.00%-0.25% at the start of the reporting period to 4.25%-4.50% by the end of the period on January 31, 2023, in an effort to combat persistent inflation, including an unprecedented four consecutive interest-rate hikes of 0.75 basis points. The lagged effects of the Fed’s tighter monetary policy started to work its way through the economy as inflation began to moderate during the fourth quarter of 2022, with the Consumer Price Index (CPI) declining to 6.5% in December after peaking at 9.1% in June. In addition to raising rates, the Fed commenced its balance sheet run-off during the reporting period, and while the central bank hasn’t directly sold any securities, it has set caps of $60 billion of U.S. Treasurys and $35 billion of agency mortgage-backed securities (MBS) each month. Performance was mixed across spread sectors, over the 12-month period. Corporate bonds produced positive excess returns following a rebound during the fourth quarter of 2022, as inflation began to moderate and investors became more optimistic that the Fed was getting closer to the end of its rate-hiking cycle. The reporting period was challenging for agency MBS, which continue to face technical headwinds as the Fed reduced the size of its balance sheet and rate volatility was elevated. The performance of asset-backed securities (ABS) was mixed over the period, with the sector overall slightly underperforming U.S. Treasury. While recessionary risks have increased and economic growth appears to be slowing, the U.S. consumer remains in relative strong shape as the nation’s unemployment rate trickled down to 3.4% in January of 2023—the lowest level in more than 50 years.

The Fund’s allocation to agency MBS detracted from performance for the reporting period as the sector generated negative excess returns. Agency MBS lagged as the Fed began reducing the size of its balance sheet during the second quarter in 2022, and then accelerated the pace of run-off during the fourth quarter of the year. Security selection within the sector had a positive impact on performance as specified pools outperformed to-be-announced (TBA) securities and higher-coupon credits fared better than lower-coupon issues given the technical environment. An overweight to agency collateralized mortgage obligations (CMOs) also contributed positively to Fund performance. Wellington, the Fund’ subadvisor, likes the sector due to its predictable cash flows. An overweight to agency commercial mortgage-backed securities (CMBS) detracted from Fund performance as the sector underperformed duration-neutral Treasurys for the period.

The Fund used derivatives on a limited basis during the reporting period. The Fund employed U.S. Treasury futures to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS: Fannie Mae, Freddie Mac and GNMA). Treasury futures did not have a material impact on Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust / Annual Report / January 31, 2023

Short-Duration Government Fund:

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

Short-Duration Government Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	-2.74%	-0.55%	0.66%	0.53%	3.84%
Class Y	-2.58%	-0.39%	0.82%	N/A	0.72%
ICE BofA 1-3 Year U.S. Treasury Index	-2.35%	-0.36%	0.97%	0.74%	0.79%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA 1-3 Year U.S. Treasury Index.

1

For the periods ended January 31, 2023. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 12/31/14.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a subadvisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the 12-month period ending January 31, 2023, the subadvisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the 12-month period ending January 31, 2023, the GNMA Fund, Class F, returned -7.23%. The Fund’s benchmark—the Bloomberg GNMA Index (which tracks the performance of securitized mortgage pools backed by the Government National Mortgage Association (GNMA)—returned -6.69%.

IV. Performance Discussion

As noted in the shareholder letter, the U.S. Federal Reserve (Fed) increased the target range on the federal funds rate from a range of 0.00%-0.25% at the start of the reporting period to 4.25%-4.50% by the end of the period on January 31, 2023, in an effort to combat persistent inflation, including an unprecedented four consecutive interest-rate hikes of 0.75 basis points. The lagged effects of the Fed’s tighter monetary policy started to work its way through the economy as inflation began to moderate during the fourth quarter of 2022, with the Consumer Price Index (CPI) declining to 6.5% in December after peaking at 9.1% in June. In addition to raising rates, the Fed commenced its balance sheet run-off during the reporting period, and while the central bank hasn’t directly sold any securities, it has set caps of $60 billion of U.S. Treasurys and $35 billion of agency mortgage-backed securities (MBS) each month. Performance was mixed across spread sectors, over the 12-month period. Corporate bonds produced positive excess returns following a rebound during the fourth quarter of 2022, as inflation began to moderate and investors became more optimistic that the Fed was getting closer to the end of its rate-hiking cycle. The reporting period was challenging for agency MBS, which continue to face technical headwinds as the Fed reduced the size of its balance sheet and rate volatility was elevated. The performance of asset-backed securities (ABS) was mixed over the period, with the sector overall slightly underperforming U.S. Treasury. While recessionary risks have increased and economic growth appears to be slowing, the U.S. consumer remains in relative strong shape as the nation’s unemployment rate trickled down to 3.4% in January of 2023—the lowest level in more than 50 years.

An overweight allocation to and security selection in agency collateralized mortgage obligations contributed positively to Fund performance for the reporting period given that the sector has more predictable cash flows than to-be-announced (TBA) securities. Security selection within the agency MBS sector detracted from Fund performance for the period. Performance varied up and down the coupon stack, with higher-coupon MBS outperforming lower-coupon issues. The Fed primarily holds lower-coupon bonds, providing a technical headwind for this segment of the coupon stack. An allocation to agency commercial mortgage-backed securities (CMBS) weighed on Fund performance as the subsector underperformed duration-neutral Treasurys for the period. Wellington, the Fund’s subadvisor, continues to favor specified pools relative to TBA securities.

The Fund used derivatives on a limited basis during the reporting period. The Fund employed U.S. Treasury futures to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS: FNMA, FHLMC and GNMA). Treasury futures had no material impact on Fund performance for the period. The Fund made selective use of mortgage derivatives, such as interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities), principal-only STRIPS and inverse floaters (a bond with a coupon rate that moves in the opposite direction of short-term interest rates). The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets; principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress-testing and analysis suggest that a higher return can be earned at a similar or lower risk compared to non-derivative securities.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust / Annual Report / January 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2023

GNMA Fund (Concluded)

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	-7.23%	-2.44%	0.02%	0.79%	4.99%
Class Y	-6.99%	-2.19%	0.28%	N/A	0.52%
Bloomberg GNMA Index	-6.69%	-2.14%	0.36%	0.98%	0.56%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg GNMA Index.

1

For the periods ended January 31, 2023. Past performance is no indication of future performance. Class F Shares were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 10/30/15.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2023

Definition of Indices*

Bloomberg Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

ICE BofA 1-3 Year U.S. Treasury Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

Bloomberg GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Bloomberg 1-10 Year U.S. TIPS Index measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of 1 to 10 years.

Bloomberg U.S. Corporate Investment Grade Index includes publicly issued, fixed-rate, nonconvertible investment-grade (rated BBB- or higher by S&P Global Ratings and Fitch Ratings or Baa3 or higher by Moody’s Investors Service) dollar-denominated, U.S. Securities and Exchange (SEC)-registered corporate debt having at least one year to maturity.

Bloomberg U.S. Government Bond Index tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

ICE BofA U.S. High Yield Constrained Index is a market capitalization-weighted index which tracks the performance of U.S. dollar-denominated below-investment-grade (rated BB+ or lower by S&P Global Ratings and Fitch Ratings or Ba1 or lower by Moody’s Investors Service) corporate debt publicly issued in the U.S. domestic market.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Government Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 41.9%
FFCB
4.365%, U.S. SOFR + 0.055%, 02/09/2023 (A)	$50,000	$50,000
4.360%, U.S. SOFR + 0.050%, 02/17/2023 (A)	35,350	35,350
4.350%, U.S. SOFR + 0.040%, 03/10/2023 (A)	24,905	24,905
4.325%, U.S. SOFR + 0.015%, 05/16/2023 (A)	64,290	64,290
2.250%, 06/07/2023	17,040	17,040
4.345%, U.S. SOFR + 0.035%, 07/12/2023 (A)	6,900	6,900
4.360%, U.S. SOFR + 0.050%, 07/20/2023 (A)	69,555	69,555
4.340%, U.S. SOFR + 0.030%, 07/25/2023 (A)	35,165	35,164
4.360%, U.S. SOFR + 0.050%, 08/22/2023 (A)	45,640	45,640
4.355%, U.S. SOFR + 0.045%, 10/16/2023 (A)	56,020	56,020
4.370%, U.S. SOFR + 0.060%, 11/22/2023 (A)	58,535	58,535
4.365%, U.S. SOFR + 0.055%, 01/10/2024 (A)	9,660	9,660
4.360%, U.S. SOFR + 0.050%, 05/09/2024 (A)	59,285	59,285
4.400%, U.S. SOFR + 0.090%, 08/26/2024 (A)	77,740	77,740
4.450%, U.S. SOFR + 0.140%, 11/07/2024 (A)	51,805	51,805
4.480%, U.S. SOFR + 0.170%, 01/23/2025 (A)	16,755	16,755
FFCB DN (B)
1.823%, 02/01/2023	54,040	54,040
4.383%, 03/16/2023	27,765	27,622
FHLB
4.350%, U.S. SOFR + 0.040%, 02/10/2023 (A)	100,000	100,000
3.410%, 02/10/2023	41,925	41,925
2.080%, 02/13/2023	94,765	94,765
4.340%, U.S. SOFR + 0.030%, 03/02/2023 (A)	132,480	132,480
4.325%, U.S. SOFR + 0.015%, 03/02/2023 (A)	59,970	59,970
4.365%, U.S. SOFR + 0.055%, 03/10/2023 (A)	115,380	115,380

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.330%, U.S. SOFR + 0.020%, 03/13/2023 (A)	$168,800	$168,800
4.350%, U.S. SOFR + 0.040%, 03/23/2023 (A)	150,000	150,000
4.320%, U.S. SOFR + 0.010%, 03/23/2023 (A)	128,950	128,950
4.380%, U.S. SOFR + 0.070%, 03/27/2023 (A)	41,595	41,595
4.380%, U.S. SOFR + 0.070%, 03/28/2023 (A)	14,910	14,910
4.320%, U.S. SOFR + 0.010%, 04/05/2023 (A)	50,000	50,000
4.370%, U.S. SOFR + 0.060%, 04/10/2023 (A)	85,620	85,620
4.370%, U.S. SOFR + 0.060%, 04/18/2023 (A)	197,440	197,440
4.340%, U.S. SOFR + 0.030%, 04/25/2023 (A)	133,500	133,500
4.330%, U.S. SOFR + 0.020%, 05/02/2023 (A)	15,860	15,860
4.350%, U.S. SOFR + 0.040%, 05/03/2023 (A)	104,800	104,800
4.340%, U.S. SOFR + 0.030%, 05/09/2023 (A)	171,300	171,300
4.340%, U.S. SOFR + 0.030%, 05/11/2023 (A)	75,665	75,665
4.340%, U.S. SOFR + 0.030%, 05/17/2023 (A)	146,875	146,875
4.400%, U.S. SOFR + 0.090%, 05/23/2023 (A)	57,685	57,685
4.350%, U.S. SOFR + 0.040%, 05/26/2023 (A)	155,200	155,200
4.360%, U.S. SOFR + 0.050%, 06/02/2023 (A)	124,610	124,610
4.365%, U.S. SOFR + 0.055%, 07/03/2023 (A)	26,685	26,685
3.450%, 09/25/2023	52,460	52,453
4.390%, U.S. SOFR + 0.080%, 01/24/2024 (A)	140,000	140,000
FHLB DN (B)
1.825%, 02/02/2023	169,740	169,731
4.260%, 02/15/2023	128,510	128,299
0.000%, 05/03/2023	100,000	98,825
Total U.S. Government Agency Obligations
(Cost $3,743,629) ($ Thousands)		3,743,629

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bills (B)
1.158%, 02/23/2023	41,115	41,086
3.527%, 03/16/2023	119,915	119,419
4.377%, 03/21/2023	109,900	109,268

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.000%, 05/04/2023	$29,925	$29,577
2.146%, 05/18/2023	52,955	52,627
4.561%, 11/30/2023	19,875	19,147
U.S. Treasury Notes
0.125%, 04/30/2023	15,855	15,780
4.789%, US Treasury 3 Month Bill Money Market Yield + 0.140%, 10/31/2024 (A)	68,445	68,445
4.849%, US Treasury 3 Month Bill Money Market Yield + 0.200%, 01/31/2025 (A)	90,000	90,000
Total U.S. Treasury Obligations
(Cost $545,349) ($ Thousands)		545,349

REPURCHASE AGREEMENTS — 49.9%
Barclays Bank
4.300%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $450,053,750 (collateralized by U.S. Treasury Obligations, ranging in par value $217,253,100 - $266,857,000, 0.750% - 3.500%, 09/15/2025 - 05/31/2026, with a total market value of $459,000,456) (C)	450,000	450,000
BNP Paribas
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $450,053,375 (collateralized by U.S. Treasury Obligations, ranging in par value $5 - $162,387,000, 0.000% - 3.880%, 01/15/2026 - 11/15/2047, with a total market value of $450,053,375) (C)	450,000	450,000
BOFA Securities
4.300%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $505,060,319 (collateralized by various FHLMC Obligations, ranging in par value $7,936,770 - $104,556,825, 1.500% - 7.000%, 05/01/2042 - 02/01/2053, with a total market value of $520,150,000) (C)	505,000	505,000
Citigroup Global Markets
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $750,088,958 (collateralized by U.S. Obligations, ranging in par value $100 - $360,288,900, 0.750% - 5.500%, 05/31/2028 - 03/02/2157, with a total market value of $765,000,018) (C)	750,000	750,000

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets
4.310%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $5,000,599 (collateralized by GNMA Obligations, ranging in par value $1,000 - $5,866,759, 2.500% - 4.500%, 03/15/2052 - 04/20/2052, with a total market value of $5,100,967) (C)	$5,000	$5,000
Goldman Sachs
4.310%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $460,055,072 (collateralized by U.S. Treasury Obligations, ranging in par value $65,621 - $792,637,440, 2.000% - 6.000%, 04/20/2032 - 06/15/2057, with a total market value of $469,200,000) (C)	460,000	460,000
Goldman Sachs
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $150,017,792 (collateralized by U.S. Obligations, ranging in par value $200 - $125,547,200, 0.250% - 2.880%, 05/31/2023 - 05/15/2052, with a total market value of $153,000,075) (C)	150,000	150,000
J.P. Morgan Securities
4.290%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $120,014,300 (collateralized by U.S. Treasury Obligation, par value $109,948,700, 4.380%, 02/15/2038, with a total market value of $122,400,029) (C)	120,000	120,000
Mizuho Securities
4.300%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $2,000,239 (collateralized by U.S. Treasury Obligations, ranging in par value $1,052,800 - $1,121,600, 0.250% - 2.250%, 11/15/2024 - 07/31/2025, with a total market value of $2,040,020) (C)	2,000	2,000
MUFG Securities Americas
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $150,017,792 (collateralized by U.S. Treasury Obligations, ranging in par value $200 - $63,827,300, 0.630% - 5.380%, 11/15/2024 - 02/15/2036, with a total market value of $153,000,003) (C)	150,000	150,000

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS (continued)
Natixis S.A.
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $750,088,958 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $190,000,000, 0.000% - 5.380%, 03/09/2023 - 11/15/2052, with a total market value of $765,000,005) (C)	$750,000	$750,000
TD Securities
4.310%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $112,013,409 (collateralized by U.S. Treasury Obligations, ranging in par value $408,400 - $26,047,600, 0.130% - 2.750%, 02/15/2023 - 11/15/2031, with a total market value of $114,240,036) (C)	112,000	112,000
TD Securities
4.290%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $10,001,192 (collateralized by U.S. Treasury Obligations, ranging in par value $2,096,900 - $3,033,200, 1.500% - 3.880%, 02/15/2026 - 11/30/2027, with a total market value of $10,200,015) (C)	10,000	10,000
The Bank of Nova Scotia
4.270%, dated 01/31/23, to be repurchased on 02/01/23, repurchase price $551,065,355 (collateralized by U.S. Treasury Obligations, ranging in par value $152,650,000 - $562,086,725, 0.000% - 4.250%, 02/28/2023 - 05/15/2052, with a total market value of $562,086,725) (C)	551,000	551,000
Total Repurchase Agreements
(Cost $4,465,000) ($ Thousands)		4,465,000
Total Investments — 97.9%
(Cost $8,753,978) ($ Thousands)		$8,753,978

Percentages are based on a Net Assets of $8,942,773 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	The rate reported is the effective yield at time of purchase.
(C)	Tri-Party Repurchase Agreement.

As of January 31, 2023, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Government II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 77.0%
FFCB
4.360%, U.S. SOFR + 0.050%, 02/17/2023 (A)	$10,010	$10,010
4.350%, U.S. SOFR + 0.040%, 03/10/2023 (A)	8,140	8,140
4.325%, U.S. SOFR + 0.015%, 05/16/2023 (A)	16,890	16,890
2.250%, 06/07/2023	2,930	2,930
4.345%, U.S. SOFR + 0.035%, 07/12/2023 (A)	2,270	2,270
4.360%, U.S. SOFR + 0.050%, 07/20/2023 (A)	22,455	22,455
4.340%, U.S. SOFR + 0.030%, 07/25/2023 (A)	7,495	7,495
4.360%, U.S. SOFR + 0.050%, 08/22/2023 (A)	16,340	16,340
4.355%, U.S. SOFR + 0.045%, 10/16/2023 (A)	18,800	18,800
4.330%, U.S. SOFR + 0.020%, 11/15/2023 (A)	7,790	7,788
4.370%, U.S. SOFR + 0.060%, 11/22/2023 (A)	20,740	20,740
4.365%, U.S. SOFR + 0.055%, 01/10/2024 (A)	3,165	3,165
4.360%, U.S. SOFR + 0.050%, 05/09/2024 (A)	11,010	11,010
4.400%, U.S. SOFR + 0.090%, 08/26/2024 (A)	18,510	18,510
4.450%, U.S. SOFR + 0.140%, 11/07/2024 (A)	11,180	11,180
4.480%, U.S. SOFR + 0.170%, 01/23/2025 (A)	3,245	3,245
FFCB DN (B)
1.823%, 02/01/2023	9,265	9,265
4.481%, 03/03/2023	50,000	49,815
4.077%, 03/31/2023	13,305	13,219
4.212%, 04/20/2023	14,000	13,875
FHLB
4.350%, U.S. SOFR + 0.040%, 02/10/2023 (A)	26,120	26,120
3.410%, 02/10/2023	10,530	10,530
2.080%, 02/13/2023	16,060	16,060
4.350%, U.S. SOFR + 0.040%, 02/17/2023 (A)	2,590	2,590
4.340%, U.S. SOFR + 0.030%, 03/02/2023 (A)	100,000	100,000
4.325%, U.S. SOFR + 0.015%, 03/02/2023 (A)	41,170	41,170

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.365%, U.S. SOFR + 0.055%, 03/10/2023 (A)	$23,490	$23,490
4.320%, U.S. SOFR + 0.010%, 03/23/2023 (A)	22,270	22,270
4.380%, U.S. SOFR + 0.070%, 03/27/2023 (A)	8,605	8,605
4.370%, U.S. SOFR + 0.060%, 04/18/2023 (A)	20,280	20,280
4.330%, U.S. SOFR + 0.020%, 05/02/2023 (A)	4,165	4,165
4.350%, U.S. SOFR + 0.040%, 05/03/2023 (A)	16,545	16,545
4.340%, U.S. SOFR + 0.030%, 05/11/2023 (A)	14,770	14,770
4.340%, U.S. SOFR + 0.030%, 05/17/2023 (A)	28,525	28,525
4.360%, U.S. SOFR + 0.050%, 06/02/2023 (A)	23,730	23,730
3.450%, 09/25/2023	12,585	12,583
4.390%, U.S. SOFR + 0.080%, 01/24/2024 (A)	13,450	13,450
FHLB DN (B)
1.825%, 02/02/2023	30,260	30,258
4.288%, 02/15/2023	175,000	174,710
4.331%, 02/17/2023	68,000	67,870
4.400%, 02/22/2023	50,000	49,873
4.404%, 02/24/2023	50,000	49,860
4.440%, 03/01/2023	75,000	74,743
4.397%, 03/07/2023	40,000	39,836
4.513%, 03/15/2023	35,805	35,618
4.484%, 03/22/2023	50,000	49,698
4.556%, 03/24/2023	100,000	99,359
4.654%, 04/19/2023	25,000	24,754
0.000%, 05/03/2023	31,000	30,636
Total U.S. Government Agency Obligations
(Cost $1,379,240) ($ Thousands)		1,379,240

U.S. TREASURY OBLIGATIONS — 28.8%
U.S. Treasury Bills (B)
4.104%, 02/02/2023	15,000	14,998
4.131%, 02/09/2023	45,000	44,959
4.346%, 02/14/2023	22,000	21,966
4.056%, 02/21/2023	31,805	31,734
1.158%, 02/23/2023	10,825	10,817
4.336%, 03/07/2023	50,000	49,798
4.496%, 03/14/2023	50,000	49,746
4.483%, 03/21/2023	57,915	57,572
4.557%, 03/28/2023	40,000	39,724
4.496%, 04/04/2023	25,000	24,809
4.629%, 04/27/2023	45,000	44,514
0.000%, 05/04/2023	50,000	49,419

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Government II Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
2.146%, 05/18/2023	$8,565	$8,512
4.561%, 11/30/2023	3,920	3,776
U.S. Treasury Notes
2.000%, 02/15/2023	20,000	19,983
0.125%, 03/31/2023	16,840	16,802
0.125%, 04/30/2023	2,790	2,777
4.634%, US Treasury 3 Month Bill Money Market Yield + -0.015%, 01/31/2024 (A)	955	955
4.686%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/2024 (A)	8,000	7,994
4.789%, US Treasury 3 Month Bill Money Market Yield + 0.140%, 10/31/2024 (A)	14,340	14,340
Total U.S. Treasury Obligations
(Cost $515,195) ($ Thousands)		515,195
Total Investments — 105.8%
(Cost $1,894,435) ($ Thousands)		$1,894,435

Percentages are based on a Net Assets of $1,790,974 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	The rate reported is the effective yield at time of purchase.

As of January 31, 2023, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Treasury II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 102.9%
U.S. Treasury Bills (A)
4.104%, 02/02/2023	$1,000	$1,000
3.976%, 02/07/2023	28,600	28,581
4.080%, 02/14/2023	48,000	47,930
4.049%, 02/21/2023	82,195	82,012
1.158%, 02/23/2023	2,000	1,999
4.278%, 02/28/2023	25,000	24,920
4.339%, 03/07/2023	32,530	32,399
4.496%, 03/14/2023	30,000	29,847
3.527%, 03/16/2023	6,585	6,558
4.460%, 03/21/2023	22,000	21,871
4.557%, 03/28/2023	74,000	73,488
4.398%, 03/30/2023	10,000	9,931
4.496%, 04/04/2023	11,210	11,124
4.613%, 04/13/2023	25,000	24,775
4.511%, 04/18/2023	3,565	3,531
4.629%, 04/27/2023	30,000	29,676
0.000%, 05/04/2023	15,000	14,826
2.146%, 05/18/2023	1,850	1,839
4.561%, 11/30/2023	1,180	1,137
U.S. Treasury Notes
2.000%, 02/15/2023	20,000	19,983
0.125%, 03/31/2023	3,375	3,367
4.683%, US Treasury 3 Month Bill Money Market Yield + 0.034%, 04/30/2023 (B)	3,100	3,100
0.125%, 04/30/2023	640	637
4.678%, US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023 (B)	10,035	10,037
4.574%, US Treasury 3 Month Bill Money Market Yield + -0.075%, 04/30/2024 (B)	5,890	5,885
4.686%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/2024 (B)	3,000	2,998
4.789%, US Treasury 3 Month Bill Money Market Yield + 0.140%, 10/31/2024 (B)	14,725	14,710

Total U.S. Treasury Obligations
(Cost $508,161) ($ Thousands)		508,161

Total Investments — 102.9%
(Cost $508,161) ($ Thousands)		$508,161

Percentages are based on a Net Assets of $494,060 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

As of January 31, 2023, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 37.6%
Communication Services — 2.0%
AT&T
9.150%, 02/01/2023	$600	$600
4.970%, SOFRINDX + 0.640%, 03/25/2024 (A)	650	650
NTT Finance
0.373%, 03/03/2023 (B)	1,950	1,943
Take-Two Interactive Software
3.300%, 03/28/2024	525	515
Verizon Communications
5.119%, SOFRINDX + 0.790%, 03/20/2026 (A)	500	498
4.829%, SOFRINDX + 0.500%, 03/22/2024 (A)	500	499
Warnermedia Holdings
3.428%, 03/15/2024 (B)	750	734

		5,439

Consumer Discretionary — 3.0%
7-Eleven
0.625%, 02/10/2023 (B)	360	360
American Honda Finance MTN
0.875%, 07/07/2023	300	295
Daimler Truck Finance North America LLC
5.331%, U.S. SOFR + 1.000%, 04/05/2024 (A)(B)	450	450
5.068%, U.S. SOFR + 0.750%, 12/13/2024 (A)(B)	600	597
General Motors Financial
5.038%, U.S. SOFR + 0.760%, 03/08/2024 (A)	500	496
4.951%, U.S. SOFR + 0.620%, 10/15/2024 (A)	2,895	2,847
4.250%, 05/15/2023	525	524
Home Depot
4.000%, 09/15/2025	45	45
Howard University
2.801%, 10/01/2023	380	374

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hyatt Hotels
1.300%, 10/01/2023	$175	$170
Hyundai Capital America MTN
0.800%, 04/03/2023 (B)	450	447
Nordstrom
2.300%, 04/08/2024	210	199
Starbucks
4.551%, SOFRINDX + 0.420%, 02/14/2024 (A)	345	344
Volkswagen Group of America Finance LLC
3.125%, 05/12/2023 (B)	1,275	1,269

		8,417

Consumer Staples — 1.7%
Coca-Cola Europacific Partners PLC
0.500%, 05/05/2023 (B)	975	964
Conagra Brands
0.500%, 08/11/2023	325	317
Constellation Brands
3.600%, 05/09/2024	350	345
General Mills
5.241%, 11/18/2025	320	322
JDE Peet's
0.800%, 09/24/2024 (B)	500	462
Keurig Dr Pepper
0.750%, 03/15/2024	2,010	1,920
Mondelez International
2.125%, 03/17/2024	290	282

		4,612

Energy — 1.9%
ConocoPhillips
2.125%, 03/08/2024	450	438
Enbridge
4.787%, SOFRINDX + 0.630%, 02/16/2024 (A)	775	772
Energy Transfer
5.875%, 01/15/2024	1,370	1,376
EQT
5.678%, 10/01/2025	305	305
Pioneer Natural Resources
0.550%, 05/15/2023	830	820
Saudi Arabian Oil
1.250%, 11/24/2023 (B)	200	193
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (B)	1,230	1,198

		5,102

Financials — 16.1%
American Express
3.950%, 08/01/2025	325	320
3.375%, 05/03/2024	350	344

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
0.750%, 11/03/2023	$2,005	$1,948
Athene Global Funding
4.902%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	825	818
Banco Santander
3.892%, 05/24/2024	400	394
Bank of America
5.080%, U.S. SOFR + 1.290%, 01/20/2027 (A)	275	276
5.022%, U.S. SOFR + 0.690%, 04/22/2025 (A)	650	646
Bank of America MTN
4.992%, U.S. SOFR + 0.660%, 02/04/2025 (A)	510	507
4.963%, BSBY3M + 0.430%, 05/28/2024 (A)	575	572
1.486%, U.S. SOFR + 1.460%, 05/19/2024 (A)	300	297
Bank of Montreal
4.628%, SOFRINDX + 0.350%, 12/08/2023 (A)	600	599
Bank of Montreal MTN
4.938%, SOFRINDX + 0.620%, 09/15/2026 (A)	675	661
4.651%, SOFRINDX + 0.320%, 07/09/2024 (A)	325	324
Bank of Nova Scotia
4.564%, U.S. SOFR + 0.380%, 07/31/2024 (A)	650	648
Banque Federative du Credit Mutuel
4.935%, 01/26/2026 (B)	350	350
4.524%, 07/13/2025 (B)	250	247
BPCE
5.029%, 01/15/2025 (B)	345	345
Brighthouse Financial Global Funding MTN
5.091%, U.S. SOFR + 0.760%, 04/12/2024 (A)(B)	445	443
Canadian Imperial Bank of Commerce
5.129%, U.S. SOFR + 0.800%, 03/17/2023 (A)	500	500
4.711%, SOFRINDX + 0.400%, 12/14/2023 (A)	575	575
Capital One Financial
4.985%, U.S. SOFR + 2.160%, 07/24/2026 (A)	250	248
4.968%, U.S. SOFR + 0.690%, 12/06/2024 (A)	425	421
Citigroup
5.026%, U.S. SOFR + 0.694%, 01/25/2026 (A)	350	346
5.001%, U.S. SOFR + 0.669%, 05/01/2025 (A)	250	248

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citizens Bank
4.119%, U.S. SOFR + 1.395%, 05/23/2025 (A)	$250	$246
CNA Financial
7.250%, 11/15/2023	200	203
Commonwealth Bank of Australia
4.838%, U.S. SOFR + 0.520%, 06/15/2026 (A)(B)	425	420
Corebridge Financial
3.500%, 04/04/2025 (B)	230	222
Corebridge Global Funding
0.800%, 07/07/2023 (B)	315	309
Credit Suisse NY
4.750%, 08/09/2024	250	245
4.722%, SOFRINDX + 0.390%, 02/02/2024 (A)	2,280	2,229
0.520%, 08/09/2023	650	629
Danske Bank
6.466%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 01/09/2026 (A)(B)	350	355
Deutsche Bank NY
5.376%, U.S. SOFR + 1.219%, 11/16/2027 (A)	550	519
4.605%, U.S. SOFR + 0.500%, 11/08/2023 (A)	600	598
DNB Bank
2.968%, SOFRINDX + 0.810%, 03/28/2025 (A)(B)	275	267
Equitable Financial Life Global Funding
5.500%, 12/02/2025 (B)	300	303
4.721%, U.S. SOFR + 0.390%, 04/06/2023 (A)(B)	575	575
Fifth Third Bank
5.852%, U.S. SOFR + 1.230%, 10/27/2025 (A)	470	477
GA Global Funding Trust
4.795%, U.S. SOFR + 0.500%, 09/13/2024 (A)(B)	1,745	1,701
Goldman Sachs Group
5.032%, U.S. SOFR + 0.700%, 01/24/2025 (A)	425	423
4.789%, U.S. SOFR + 0.500%, 09/10/2024 (A)	250	249
3.200%, 02/23/2023	1,315	1,314
HSBC Bank Canada
0.950%, 05/14/2023 (B)	2,775	2,744
HSBC Holdings PLC
7.336%, U.S. SOFR + 3.030%, 11/03/2026 (A)	300	317
4.752%, U.S. SOFR + 0.580%, 11/22/2024 (A)	425	418

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Huntington National Bank
4.008%, U.S. SOFR + 1.205%, 05/16/2025 (A)	$250	$246
Jackson Financial
1.125%, 11/22/2023	425	411
JPMorgan Chase
5.217%, U.S. SOFR + 0.885%, 04/22/2027 (A)	650	640
4.909%, U.S. SOFR + 0.580%, 06/23/2025 (A)	325	322
4.904%, U.S. SOFR + 0.580%, 03/16/2024 (A)	500	500
4.774%, U.S. SOFR + 0.535%, 06/01/2025 (A)	400	396
KeyBank
4.671%, SOFRINDX + 0.340%, 01/03/2024 (A)	575	574
4.631%, SOFRINDX + 0.320%, 06/14/2024 (A)	400	399
Macquarie Group MTN
5.041%, U.S. SOFR + 0.710%, 10/14/2025 (A)(B)	425	419
Manufacturers & Traders Trust
5.400%, 11/21/2025	300	305
4.650%, 01/27/2026	460	459
MassMutual Global Funding II
4.691%, U.S. SOFR + 0.360%, 04/12/2024 (A)(B)	400	400
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (B)	448	442
Mitsubishi UFJ Financial Group
4.788%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.700%, 07/18/2025 (A)	325	323
Mizuho Financial Group
5.387%, ICE LIBOR USD 3 Month + 0.630%, 05/25/2024 (A)	775	774
Morgan Stanley
5.050%, U.S. SOFR + 1.295%, 01/28/2027 (A)	275	276
3.620%, U.S. SOFR + 1.160%, 04/17/2025 (A)	350	344
0.731%, U.S. SOFR + 0.616%, 04/05/2024 (A)	250	248
Morgan Stanley MTN
3.750%, 02/25/2023	2,170	2,168
National Bank of Canada
0.750%, 08/06/2024	325	306
Nationwide Building Society
0.550%, 01/22/2024 (B)	400	382
NatWest Markets PLC
4.658%, U.S. SOFR + 0.530%, 08/12/2024 (A)(B)	490	486

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nordea Bank Abp
1.000%, 06/09/2023 (B)	$300	$296
Pacific Life Global Funding II
0.500%, 09/23/2023 (B)	400	389
PNC Financial Services Group
5.671%, SOFRINDX + 1.090%, 10/28/2025 (A)	425	431
Principal Life Global Funding II
4.781%, U.S. SOFR + 0.450%, 04/12/2024 (A)(B)	170	169
4.584%, U.S. SOFR + 0.380%, 08/23/2024 (A)(B)	665	658
Protective Life Global Funding
1.082%, 06/09/2023 (B)	255	251
Royal Bank of Canada MTN
4.782%, SOFRINDX + 0.450%, 10/26/2023 (A)	400	400
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (B)	250	243
Societe Generale
5.382%, U.S. SOFR + 1.050%, 01/21/2026 (A)(B)	425	417
4.351%, 06/13/2025 (B)	500	492
Standard Chartered PLC
7.776%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.100%, 11/16/2025 (A)(B)	300	313
6.170%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 01/09/2027 (A)(B)	350	359
Sumitomo Mitsui Trust Bank MTN
4.751%, U.S. SOFR + 0.440%, 09/16/2024 (A)(B)	500	498
Toronto-Dominion Bank MTN
4.879%, U.S. SOFR + 0.590%, 09/10/2026 (A)	425	416
4.639%, U.S. SOFR + 0.350%, 09/10/2024 (A)	500	498
4.606%, U.S. SOFR + 0.355%, 03/04/2024 (A)	575	574
Truist Financial MTN
4.684%, U.S. SOFR + 0.400%, 06/09/2025 (A)	400	395
UBS
0.700%, 08/09/2024 (B)	400	375
UBS MTN
4.476%, U.S. SOFR + 0.360%, 02/09/2024 (A)(B)	400	400

		45,234

Health Care — 4.1%
AmerisourceBergen
0.737%, 03/15/2023	200	199

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Baxter International
4.658%, SOFRINDX + 0.440%, 11/29/2024 (A)	$425	$418
Bristol-Myers Squibb
0.537%, 11/13/2023	425	411
Cigna
3.750%, 07/15/2023	1,775	1,765
0.613%, 03/15/2024	190	181
CommonSpirit Health
4.200%, 08/01/2023	1,115	1,109
GE HealthCare Technologies
5.550%, 11/15/2024 (B)	375	378
GSK Consumer Healthcare Capital US LLC
3.024%, 03/24/2024	420	410
Humana
0.650%, 08/03/2023	1,700	1,662
Illumina
5.800%, 12/12/2025	300	306
0.550%, 03/23/2023	400	398
PerkinElmer
0.550%, 09/15/2023	600	582
Royalty Pharma PLC
0.750%, 09/02/2023	700	682
SSM Health Care
3.688%, 06/01/2023	970	967
Stryker
0.600%, 12/01/2023	230	222
Thermo Fisher Scientific
4.861%, SOFRINDX + 0.530%, 10/18/2024 (A)	1,810	1,805

		11,495

Industrials — 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
5.010%, U.S. SOFR + 0.680%, 09/29/2023 (A)	700	696
Boeing
4.508%, 05/01/2023	1,245	1,243
1.950%, 02/01/2024	425	412
1.167%, 02/04/2023	475	475
Cargill
1.375%, 07/23/2023 (B)	300	295
Carlisle
0.550%, 09/01/2023	175	171
DAE Funding LLC MTN
1.550%, 08/01/2024 (B)	450	425

		3,717

Information Technology — 1.9%
Fidelity National Information Services
0.375%, 03/01/2023	425	424

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hewlett Packard Enterprise
4.450%, 10/02/2023	$250	$249
Microchip Technology
0.972%, 02/15/2024	375	359
Salesforce
0.625%, 07/15/2024	1,560	1,473
Skyworks Solutions
0.900%, 06/01/2023	855	842
TD SYNNEX
1.250%, 08/09/2024	650	611
VMware
1.000%, 08/15/2024	1,445	1,358

		5,316

Materials — 0.5%
Celanese US Holdings LLC
5.900%, 07/05/2024	325	327
Martin Marietta Materials
0.650%, 07/15/2023	480	470
Nutrien
5.900%, 11/07/2024	175	178
Sherwin-Williams
4.050%, 08/08/2024	250	247

		1,222

Real Estate — 0.1%
Realty Income
5.050%, 01/13/2026	350	351

Utilities — 5.0%
American Electric Power
5.294%, ICE LIBOR USD 3 Month + 0.480%, 11/01/2023 (A)	1,060	1,056
Atmos Energy
0.625%, 03/09/2023	425	423
CenterPoint Energy
4.778%, SOFRINDX + 0.650%, 05/13/2024 (A)	325	321
CenterPoint Energy Resources
5.279%, ICE LIBOR USD 3 Month + 0.500%, 03/02/2023 (A)	368	368
Dominion Energy
5.299%, ICE LIBOR USD 3 Month + 0.530%, 09/15/2023 (A)	1,445	1,447
Duke Energy
4.539%, U.S. SOFR + 0.250%, 06/10/2023 (A)	500	499
Edison International
3.550%, 11/15/2024	275	268
Eversource Energy
2.800%, 05/01/2023	810	806

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mississippi Power
4.630%, U.S. SOFR + 0.300%, 06/28/2024 (A)	$350	$345
NextEra Energy Capital Holdings
4.779%, SOFRINDX + 0.540%, 03/01/2023 (A)	375	375
4.733%, SOFRINDX + 0.400%, 11/03/2023 (A)	705	704
2.940%, 03/21/2024	450	441
OGE Energy
0.703%, 05/26/2023	245	242
Pacific Gas and Electric
3.250%, 02/16/2024	350	343
1.700%, 11/15/2023	275	268
PPL Electric Utilities
4.974%, ICE LIBOR USD 3 Month + 0.250%, 09/28/2023 (A)	875	872
4.659%, U.S. SOFR + 0.330%, 06/24/2024 (A)	465	459
Public Service Enterprise Group
0.841%, 11/08/2023	2,370	2,293
Southern California Edison
5.161%, SOFRINDX + 0.830%, 04/01/2024 (A)	960	959
Southern California Gas
5.103%, ICE LIBOR USD 3 Month + 0.350%, 09/14/2023 (A)	970	968
Tampa Electric
3.875%, 07/12/2024	325	319
WEC Energy Group
4.750%, 01/09/2026	275	276

		14,052

Total Corporate Obligations
(Cost $106,358) ($ Thousands)		104,957

ASSET-BACKED SECURITIES — 22.5%
Automotive — 10.9%

American Credit Acceptance Receivables Trust, Ser 2021-3, Cl B
0.660%, 02/13/2026 (B)	76	76
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl A
0.450%, 09/15/2025 (B)	7	7
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl A
0.990%, 12/15/2025 (B)	135	134
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl A
2.660%, 02/13/2026 (B)	237	235

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl A
5.450%, 09/14/2026 (B)	$435	$435
AmeriCredit Automobile Receivables Trust, Ser 2019-3, Cl C
2.320%, 07/18/2025	422	416
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (B)	73	72
Avid Automobile Receivables Trust, Ser 2021-1, Cl A
0.610%, 01/15/2025 (B)	9	9
Capital One Prime Auto Receivables Trust, Ser 2022-2, Cl A2A
3.740%, 09/15/2025	565	560
Carmax Auto Owner Trust, Ser 2019-3, Cl C
2.600%, 06/16/2025	375	368
Carmax Auto Owner Trust, Ser 2021-1, Cl A3
0.340%, 12/15/2025	630	607
Carmax Auto Owner Trust, Ser 2021-2, Cl A3
0.520%, 02/17/2026	568	548
Carmax Auto Owner Trust, Ser 2022-3, Cl A2A
3.810%, 09/15/2025	547	542
CarMax Auto Owner Trust, Ser 2023-1, Cl A2A
5.230%, 01/15/2026	555	555
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	573	536
Carvana Auto Receivables Trust, Ser 2021-N2, Cl A1
0.320%, 03/10/2028	11	11
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	80	73
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	195	179
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	56	56
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (B)	383	365
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (B)	20	19
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
4.684%, ICE LIBOR USD 1 Month + 0.230%, 04/15/2033 (A)(B)	147	147
CPS Auto Receivables Trust, Ser 2021-B, Cl B
0.810%, 12/15/2025 (B)	191	189

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Ser 2021-C, Cl B
0.840%, 07/15/2025 (B)	$495	$490
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (B)	488	481
CPS Auto Receivables Trust, Ser 2023-A, Cl A
5.540%, 03/16/2026 (B)	680	680
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (B)	250	240
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (B)	214	208
DT Auto Owner Trust, Ser 2020-1A, Cl C
2.290%, 11/17/2025 (B)	230	229
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/2024 (B)	81	81
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (B)	249	248
DT Auto Owner Trust, Ser 2021-2A, Cl A
0.410%, 03/17/2025 (B)	7	7
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (B)	220	217
DT Auto Owner Trust, Ser 2021-3A, Cl A
0.330%, 04/15/2025 (B)	96	96
DT Auto Owner Trust, Ser 2021-4A, Cl A
0.560%, 09/15/2025 (B)	385	380
DT Auto Owner Trust, Ser 2023-1A, Cl A
5.480%, 04/15/2027 (B)	610	610
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (B)	168	161
Enterprise Fleet Financing LLC, Ser 2022-2, Cl A2
4.650%, 05/21/2029 (B)	1,250	1,239
Enterprise Fleet Financing LLC, Ser 2022-3, Cl A2
4.380%, 07/20/2029 (B)	80	79
Enterprise Fleet Financing LLC, Ser 2022-4, Cl A2
5.760%, 10/22/2029 (B)	280	283
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (B)	71	69
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl D
4.350%, 06/17/2024 (B)	30	30
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl B
0.570%, 09/15/2025	183	182

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl A2
2.190%, 11/17/2025	$94	$94
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A2
3.990%, 08/15/2024	134	134
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl A2
5.290%, 01/15/2025	550	550
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (B)	130	124
FHF Trust, Ser 2022-1A, Cl A
4.430%, 01/18/2028 (B)	315	309
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (B)	220	218
First Investors Auto Owner Trust, Ser 2022-1A, Cl A
2.030%, 01/15/2027 (B)	1,584	1,540
Flagship Credit Auto Trust, Ser 2021-1, Cl A
0.310%, 06/16/2025 (B)	29	28
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/2026 (B)	117	115
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (B)	285	273
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (B)	129	125
Ford Credit Auto Lease Trust, Ser 2023-A, Cl A2A
5.190%, 06/15/2025	280	280
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (B)	480	465
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (B)	129	126
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (B)	69	68
Foursight Capital Automobile Receivables Trust, Ser 2022-2, Cl A2
4.490%, 03/16/2026 (B)	530	526
Foursight Capital Automobile Receivables Trust, Ser 2023-1, Cl A2
5.430%, 10/15/2026 (B)	305	305
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl B
0.820%, 04/15/2025 (B)	10	10
GLS Auto Receivables Issuer Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (B)	272	271

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (B)	$82	$81
GLS Auto Receivables Issuer Trust, Ser 2022-3A, Cl A2
4.590%, 05/15/2026 (B)	190	189
Harley-Davidson Motorcycle Trust, Ser 2022-A, Cl A2A
2.450%, 05/15/2025	174	172
Hyundai Auto Lease Securitization Trust, Ser 2021-A, Cl B
0.610%, 10/15/2025 (B)	550	539
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A2A
5.200%, 04/15/2025 (B)	225	225
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A3
5.050%, 01/15/2026 (B)	260	260
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (B)	115	114
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (B)	319	312
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026 (B)	295	286
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027 (B)	229	226
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (B)	375	358
Mercedes-Benz Auto Receivables Trust, Ser 2023-1, Cl A2
5.090%, 01/15/2026	700	700
Nissan Auto Lease Trust, Ser 2023-A, Cl A2A
5.100%, 03/17/2025	520	520
Prestige Auto Receivables Trust, Ser 2021-1A, Cl A2
0.550%, 09/16/2024 (B)	44	44
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032 (B)	920	916
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032 (B)	331	331
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl B
0.770%, 12/15/2025 (B)	175	171
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/2025	16	16

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	$359	$355
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl C
0.750%, 02/17/2026	632	622
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	31	31
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	151	150
Santander Drive Auto Receivables Trust, Ser 2021-4, Cl C
1.260%, 02/16/2027	1,900	1,815
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A2
3.980%, 01/15/2025	229	228
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	350	346
Santander Drive Auto Receivables Trust, Ser 2023-1, Cl A2
5.360%, 05/15/2026	400	400
Santander Retail Auto Lease Trust, Ser 2021-B, Cl A2
0.310%, 01/22/2024 (B)	11	11
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl A
3.300%, 02/18/2025 (B)	128	127
UNIFY Auto Receivables Trust, Ser 2021-1A, Cl A3
0.510%, 06/16/2025 (B)	188	186
United Auto Credit Securitization Trust, Ser 2022-1, Cl A
1.110%, 07/10/2024 (B)	35	35
United Auto Credit Securitization Trust, Ser 2022-1, Cl B
2.100%, 03/10/2025 (B)	440	435
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/2025 (B)	399	398
United Auto Credit Securitization Trust, Ser 2023-1, Cl A
5.570%, 07/10/2025 (B)	327	327
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl E
4.020%, 04/15/2025 (B)	560	558
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (B)	400	395

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (B)	$61	$60
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (B)	220	213
Westlake Automobile Receivables Trust, Ser 2023-1A, Cl A2A
5.510%, 06/15/2026 (B)	365	365
World Omni Auto Receivables Trust, Ser 2021-C, Cl A3
0.440%, 08/17/2026	265	253
		30,480

Credit Card — 0.9%

Capital One Multi-Asset Execution Trust, Ser 2021-A3, Cl A3
1.040%, 11/15/2026	425	399
CARDS II Trust, Ser 2021-1A, Cl A
0.602%, 04/15/2027 (B)	900	853
Evergreen Credit Card Trust, Ser 2022-CRT1, Cl B
5.610%, 07/15/2026 (B)	500	493
Mercury Financial Credit Card Master Trust, Ser 2021-1A, Cl A
1.540%, 03/20/2026 (B)	510	510
Synchrony Card Funding LLC, Ser 2022-A1, Cl A
3.370%, 04/15/2028	335	326
		2,581

Miscellaneous Business Services — 10.7%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
5.186%, ICE LIBOR USD 1 Month + 0.680%, 01/25/2035 (A)	29	29
Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (B)	24	23
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (B)	68	66
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (B)	355	340
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (B)	247	241
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (B)	139	133

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (B)	$294	$288
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (B)	195	189
Amur Equipment Finance Receivables XI LLC, Ser 2022-2A, Cl A2
5.300%, 06/21/2028 (B)	185	184
Apidos CLO XII, Ser 2018-12A, Cl AR
5.872%, ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)(B)	600	596
Apidos CLO XV, Ser 2018-15A, Cl A1RR
5.818%, ICE LIBOR USD 3 Month + 1.010%, 04/20/2031 (A)(B)	530	525
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (B)	176	158
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (B)	146	142
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (B)	275	265
Barings CLO, Ser 2018-3A, Cl A1
5.758%, ICE LIBOR USD 3 Month + 0.950%, 07/20/2029 (A)(B)	185	184
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
5.742%, ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)(B)	593	587
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (B)	460	432
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (B)	447	440
BHG Securitization Trust, Ser 2022-C, Cl A
5.320%, 10/17/2035 (B)	131	130
BSPRT, Ser 2022-FL8, Cl A
5.779%, SOFR30A + 1.500%, 02/15/2037 (A)(B)	425	418
Carbone CLO, Ser 2017-1A, Cl A1
5.948%, ICE LIBOR USD 3 Month + 1.140%, 01/20/2031 (A)(B)	250	248
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
5.762%, ICE LIBOR USD 3 Month + 0.970%, 04/17/2031 (A)(B)	648	642
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
5.788%, ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)(B)	415	411
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (B)	108	104

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2017-1A, Cl ARR
5.925%, ICE LIBOR USD 3 Month + 1.110%, 01/22/2031 (A)(B)	$325	$323
CIFC Funding, Ser 2018-2A, Cl A1
5.848%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2031 (A)(B)	300	297
CIFC Funding, Ser 2018-3A, Cl AR
5.668%, ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)(B)	327	324
CNH Equipment Trust, Ser 2019-A, Cl B
3.340%, 07/15/2026	825	824
CNH Equipment Trust, Ser 2019-B, Cl B
2.870%, 11/16/2026	500	499
CNH Equipment Trust, Ser 2022-B, Cl A2
3.940%, 12/15/2025	140	139
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (B)	36	36
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (B)	605	577
Dell Equipment Finance Trust, Ser 2021-2, Cl A3
0.530%, 12/22/2026 (B)	725	699
Dell Equipment Finance Trust, Ser 2022-2, Cl A2
4.030%, 07/22/2027 (B)	355	352
Dewolf Park CLO, Ser 2021-1A, Cl AR
5.712%, ICE LIBOR USD 3 Month + 0.920%, 10/15/2030 (A)(B)	600	594
Dext ABS, Ser 2021-1, Cl A
1.120%, 02/15/2028 (B)	149	143
DLLAD LLC, Ser 2023-1A, Cl A2
5.190%, 04/20/2026 (B)	335	335
DLLMT LLC, Ser 2021-1A, Cl A2
0.600%, 03/20/2024 (B)	122	121
DLLST LLC, Ser 2022-1A, Cl A2
2.790%, 01/22/2024 (B)	346	343
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (B)	59	58
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, Cl B
3.250%, 04/15/2026	400	388
Goldentree Loan Management US CLO 2, Ser 2021-2A, Cl AR
5.718%, ICE LIBOR USD 3 Month + 0.910%, 11/20/2030 (A)(B)	400	396
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-2, Cl A2
0.380%, 03/15/2024 (B)	207	204
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (B)	88	84
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (B)	225	217

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
HPEFS Equipment Trust, Ser 2022-3A, Cl A3
5.430%, 08/20/2029 (B)	$355	$358
KKR CLO 11, Ser 2017-11, Cl AR
5.972%, ICE LIBOR USD 3 Month + 1.180%, 01/15/2031 (A)(B)	325	322
KKR CLO 21, Ser 2018-21, Cl A
5.792%, ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)(B)	465	461
Kubota Credit Owner Trust, Ser 2020-2A, Cl A3
0.590%, 10/15/2024 (B)	69	67
LCM XXIII, Ser 2020-23A, Cl A1R
5.878%, ICE LIBOR USD 3 Month + 1.070%, 10/20/2029 (A)(B)	488	484
LCM XXIV, Ser 2021-24A, Cl AR
5.788%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(B)	513	508
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
5.815%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(B)	489	483
Madison Park Funding XXX, Ser 2018-30A, Cl A
5.542%, ICE LIBOR USD 3 Month + 0.750%, 04/15/2029 (A)(B)	835	826
Magnetite VIII, Ser 2018-8A, Cl AR2
5.772%, ICE LIBOR USD 3 Month + 0.980%, 04/15/2031 (A)(B)	676	668
Magnetite XVI, Ser 2018-16A, Cl AR
5.595%, ICE LIBOR USD 3 Month + 0.800%, 01/18/2028 (A)(B)	292	290
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (B)	55	54
Marlette Funding Trust, Ser 2022-1A, Cl A
1.360%, 04/15/2032 (B)	286	282
Marlette Funding Trust, Ser 2022-2A, Cl A
4.250%, 08/15/2032 (B)	92	91
Marlette Funding Trust, Ser 2022-3A, Cl A
5.180%, 11/15/2032 (B)	177	176
MF1, Ser 2022-FL8, Cl A
5.660%, SOFR30A + 1.350%, 02/19/2037 (A)(B)	400	385
MMAF Equipment Finance LLC, Ser 2021-A, Cl A3
0.560%, 06/13/2028 (B)	110	104
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	453	411
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (B)	534	472

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, Cl AR
5.725%, ICE LIBOR USD 3 Month + 0.930%, 10/18/2029 (A)(B)	$910	$902
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
5.715%, ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)(B)	600	594
NYCTL Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (B)	436	419
OCP CLO, Ser 2018-5A, Cl A1R
5.902%, ICE LIBOR USD 3 Month + 1.080%, 04/26/2031 (A)(B)	135	134
OHA Credit Funding 10, Ser 2021-10A, Cl X
5.545%, ICE LIBOR USD 3 Month + 0.750%, 01/18/2036 (A)(B)	317	317
OZLM VII, Ser 2018-7RA, Cl A1R
5.802%, ICE LIBOR USD 3 Month + 1.010%, 07/17/2029 (A)(B)	367	364
OZLM VIII, Ser 2021-8A, Cl A1R3
5.772%, ICE LIBOR USD 3 Month + 0.980%, 10/17/2029 (A)(B)	304	302
Palmer Square Loan Funding, Ser 2021-4A, Cl A1
5.592%, ICE LIBOR USD 3 Month + 0.800%, 10/15/2029 (A)(B)	686	680
PFS Financing, Ser 2020-A, Cl A
1.270%, 06/15/2025 (B)	365	359
PFS Financing, Ser 2020-G, Cl A
0.970%, 02/15/2026 (B)	750	717
SCF Equipment Leasing LLC, Ser 2022-1A, Cl A2
2.060%, 02/22/2028 (B)	491	478
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
6.192%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(B)	448	447
Sierra Timeshare Receivables Funding LLC, Ser 2018-2A, Cl A
3.500%, 06/20/2035 (B)	131	128
Sierra Timeshare Receivables Funding LLC, Ser 2018-3A, Cl A
3.690%, 09/20/2035 (B)	443	439
SoFi Consumer Loan Program, Ser 2021-1, Cl A
0.490%, 09/25/2030 (B)	105	103
Symphony CLO XVIII, Ser 2021-18A, Cl X
5.565%, ICE LIBOR USD 3 Month + 0.750%, 07/23/2033 (A)(B)	225	224
Symphony Static CLO I, Ser 2021-1A, Cl A
5.648%, ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)(B)	477	471

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (B)	$89	$88
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (B)	195	190
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	259	255
Verizon Owner Trust, Ser 2020-B, Cl B
0.680%, 02/20/2025	220	213
Vibrant CLO VI, Ser 2021-6A, Cl AR
5.696%, ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)(B)	231	229
Volvo Financial Equipment LLC, Ser 2020-1A, Cl A3
0.510%, 10/15/2024 (B)	183	180
Voya CLO, Ser 2018-2A, Cl A1R
5.891%, TSFR3M + 1.232%, 04/25/2031 (A)(B)	475	470
Voya CLO, Ser 2020-1A, Cl AR
5.852%, ICE LIBOR USD 3 Month + 1.060%, 04/15/2031 (A)(B)	575	570
Voya CLO, Ser 2020-2A, Cl A1RR
5.812%, ICE LIBOR USD 3 Month + 1.020%, 04/17/2030 (A)(B)	437	433
		29,876

Total Asset-Backed Securities
(Cost $63,922) ($ Thousands)		62,937

U.S. TREASURY OBLIGATIONS — 18.0%
U.S. Treasury Bills
3.209%, 03/02/2023 (C)	1,800	1,794
3.051%, 07/13/2023 (C)	1,000	979
1.616%, 03/23/2023 (C)	1,825	1,814
U.S. Treasury Notes
2.875%, 06/15/2025 (D)	2,000	1,948
2.500%, 05/31/2024	2,000	1,946
2.000%, 04/30/2024	3,350	3,243
0.375%, 04/15/2024	8,475	8,055
0.250%, 06/15/2024	4,600	4,339
0.125%, 05/15/2023	13,050	12,882
0.125%, 08/15/2023	2,500	2,438
0.125%, 10/15/2023	3,915	3,790
0.125%, 12/15/2023	7,350	7,061

Total U.S. Treasury Obligations
(Cost $50,901) ($ Thousands)		50,289

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 12.6%
Agency Mortgage-Backed Obligations — 1.1%
FHLMC
3.682%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.086%, 02/01/2030(A)	$4	$4
FHLMC Multifamily Structured Pass-Through Certificates, Ser K726, Cl A2
2.905%, 04/25/2024	689	673
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	300	289
FHLMC REMIC, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	73	72
FHLMC REMIC, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	199	192
FHLMC REMIC, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	37	37
FHLMC REMIC, Ser 2017-4721, Cl HV
3.500%, 09/15/2030	159	157
FNMA
6.000%, 01/01/2027	4	4
5.500%, 12/01/2023 to 12/01/2024	1	1
5.000%, 02/01/2024 to 03/01/2025	–	–
4.245%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.120%, 11/01/2025(A)	–	–
4.045%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.045%, 05/01/2028(A)	–	–
3.500%, 08/01/2032	290	285
3.424%, ICE LIBOR USD 6 Month + 1.838%, 09/01/2024(A)	3	3
3.108%, ICE LIBOR USD 6 Month + 1.778%, 09/01/2024(A)	1	1
3.000%, 10/01/2030 to 12/01/2030	521	508
2.465%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.215%, 01/01/2029(A)	3	3
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	–	–
FNMA REMIC, Ser 2001-33, Cl FA
4.956%, ICE LIBOR USD 1 Month + 0.450%, 07/25/2031(A)	2	2
FNMA REMIC, Ser 2002-64, Cl FG
4.704%, ICE LIBOR USD 1 Month + 0.250%, 10/18/2032(A)	–	–
FNMA REMIC, Ser 2012-137, Cl UE
1.750%, 09/25/2041	107	101
FNMA REMIC, Ser 2012-63, Cl MA
4.000%, 06/25/2040	244	240
FNMA REMIC, Ser 2013-97, Cl KA
3.000%, 11/25/2031	18	18

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser 2014-M8, Cl A2
3.056%, 06/25/2024(A)	$400	$389
FNMA, Ser 2017-M13, Cl FA
4.753%, ICE LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	34	34
GNMA, Ser 2015-56, Cl LB
1.500%, 04/16/2040	124	121

		3,134
Non-Agency Mortgage-Backed Obligations — 11.5%
Angel Oak Mortgage Trust LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048(A)(B)	1	1
Angel Oak Mortgage Trust LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048(A)(B)	3	3
Angel Oak Mortgage Trust LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049(A)(B)	9	8
Angel Oak Mortgage Trust LLC, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	31	29
Angel Oak Mortgage Trust LLC, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	141	131
Angel Oak Mortgage Trust LLC, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	181	167
Angel Oak Mortgage Trust LLC, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	107	97
Angel Oak Mortgage Trust LLC, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	86	80
Angel Oak Mortgage Trust LLC, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	266	226
Angel Oak Mortgage Trust LLC, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	246	209
Angel Oak Mortgage Trust LLC, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	428	359
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	99	92
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.933%, 07/25/2035(A)	25	23
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.852%, 11/25/2035(A)	4	4

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
5.434%, ICE LIBOR USD 1 Month + 0.975%, 08/15/2036(A)(B)	$320	$317
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	246	233
Bear Stearns ARM Trust, Ser 2005-3, Cl 2A1
3.939%, 06/25/2035(A)	15	14
Bear Stearns ARM Trust, Ser 2005-6, Cl 3A1
4.227%, 08/25/2035(A)	30	27
Benchmark Mortgage Trust, Ser 2020-B17, Cl A2
2.211%, 03/15/2053	320	299
BFLD Trust, Ser 2020-OBRK, Cl A
6.643%, TSFR1M + 2.164%, 11/15/2028(A)(B)	325	322
BPR Trust, Ser 2021-TY, Cl A
5.509%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(B)	960	918
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	78	75
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	124	110
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	104	98
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	221	200
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	79	76
BWAY Mortgage Trust, Ser 2015-1515, Cl A1
2.809%, 03/10/2033(B)	136	130
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
5.513%, TSFR1M + 1.034%, 10/15/2036(A)(B)	527	525
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
5.673%, TSFR1M + 1.194%, 10/15/2036(A)(B)	374	370
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl B
5.330%, ICE LIBOR USD 1 Month + 0.870%, 06/15/2038(A)(B)	620	598
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
5.111%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(B)	345	337

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
5.159%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	$275	$268
BX Trust, Ser 2021-LGCY, Cl A
4.965%, ICE LIBOR USD 1 Month + 0.506%, 10/15/2036(A)(B)	600	581
BX Trust, Ser 2022-LBA6, Cl A
5.478%, TSFR1M + 1.000%, 01/15/2039(A)(B)	375	367
BX, Ser 2021-MFM1, Cl B
5.409%, ICE LIBOR USD 1 Month + 0.950%, 01/15/2034(A)(B)	550	535
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	510	491
CFMT LLC, Ser 2022-EBO2, Cl A
3.169%, 07/25/2054(A)(B)	96	94
Chase Mortgage Finance, Ser 2021-CL1, Cl M1
5.510%, SOFR30A + 1.200%, 02/25/2050(A)(B)	261	239
Citigroup Commercial Mortgage Trust, Ser 2015-P1, Cl AAB
3.470%, 09/15/2048	295	288
Citigroup Commercial Mortgage Trust, Ser 2016-P3, Cl AAB
3.127%, 04/15/2049	470	455
Citigroup Commercial Mortgage Trust, Ser 2019-SMRT, Cl A
4.149%, 01/10/2036(B)	275	270
Citigroup Commercial Mortgage Trust, Ser GC31, Cl AAB
3.431%, 06/10/2048	834	815
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
3.542%, 09/25/2034(A)	6	6
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
3.593%, 03/25/2036(A)	37	29
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
2.591%, 02/25/2058(A)(B)	111	107
CML Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
5.046%, ICE LIBOR USD 1 Month + 0.540%, 02/25/2035(A)	6	6
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	141	122
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	96	87

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	$46	$43
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	195	159
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	267	218
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(B)	89	77
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	485	404
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	454	378
COMM Mortgage Trust, Ser 2014-CR18, Cl ASB
3.452%, 07/15/2047	133	133
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	3	3
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(B)(E)	328	308
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	214	171
CSMC Trust, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	349	291
CSMC Trust, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	382	314
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	66	60
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	86	74
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A1
2.739%, 11/25/2059(A)(B)	23	22
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	43	39
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	51	42
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	143	117
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
5.161%, ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)(B)	530	515

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust, Ser 2021-ESH, Cl B
5.839%, ICE LIBOR USD 1 Month + 1.380%, 07/15/2038(A)(B)	$244	$239
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
9.506%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(A)	79	80
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
10.406%, ICE LIBOR USD 1 Month + 5.900%, 10/25/2028(A)	249	259
FREMF Mortgage Trust, Ser 2013-K28, Cl B
3.426%, 06/25/2046(A)(B)	126	125
FREMF Mortgage Trust, Ser 2013-K32, Cl B
3.528%, 10/25/2046(A)(B)	655	649
FREMF Mortgage Trust, Ser 2013-K33, Cl B
3.495%, 08/25/2046(A)(B)	1,100	1,087
FREMF Mortgage Trust, Ser K35, Cl C
3.932%, 12/25/2046(A)(B)	475	469
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(B)(E)	65	58
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	271	255
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	122	104
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	230	190
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	691	560
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.348%, 11/19/2035(A)	64	55
GS Mortgage Securities Trust, Ser 2015-GS1, Cl AAB
3.553%, 11/10/2048	78	76
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	185	178
GS Mortgage Securities Trust, Ser 2019-SL1, Cl A1
2.625%, 01/25/2059(A)(B)	18	18
GS Mortgage Securities Trust, Ser SHIP, Cl A
5.209%, TSFR1M + 0.731%, 08/15/2036(A)(B)	45	45
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.507%, 07/25/2035(A)	72	41
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.001%, 05/25/2037(A)	58	33

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2004-9, Cl 1A1
5.266%, ICE LIBOR USD 1 Month + 0.760%, 01/25/2035(A)	$12	$11
Impac CMB Trust, Ser 2005-2, Cl 1A1
5.026%, ICE LIBOR USD 1 Month + 0.520%, 04/25/2035(A)	16	14
Impac CMB Trust, Ser 2005-3, Cl A1
4.986%, ICE LIBOR USD 1 Month + 0.480%, 08/25/2035(A)	17	15
Impac CMB Trust, Ser 2005-5, Cl A1
5.146%, ICE LIBOR USD 1 Month + 0.320%, 08/25/2035(A)	12	11
Impac CMB Trust, Ser 2005-8, Cl 1A
5.026%, ICE LIBOR USD 1 Month + 0.520%, 02/25/2036(A)	36	32
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	316	267
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	224	184
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	227	191
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl ASB
3.288%, 01/15/2048	214	209
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/2048	103	100
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl A2
2.816%, 11/15/2048	1	1
JPMorgan Chase Bank, Ser 2021-CL1, Cl M1
5.610%, SOFR30A + 1.300%, 03/25/2051(A)(B)	409	358
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.959%, 08/25/2035(A)	15	12
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.428%, 05/25/2037(A)	32	28
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
2.785%, 10/25/2029(A)(B)	226	211
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
5.256%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)(B)	102	98
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
5.259%, ICE LIBOR USD 1 Month + 0.800%, 05/15/2036(A)(B)	190	189

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(B)	$434	$434
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-3, Cl 2A1
3.379%, 06/25/2037(A)	41	26
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(B)	62	58
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	59	54
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	73	68
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	140	124
MFA Trust, Ser 2021-NQM1, Cl A1
1.153%, 04/25/2065(A)(B)	158	141
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	185	154
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
5.560%, ICE LIBOR USD 1 Month + 1.101%, 04/15/2038(A)(B)	1,670	1,628
MHP, Ser 2021-STOR, Cl A
5.159%, ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)(B)	155	151
MHP, Ser 2022-MHIL, Cl A
5.293%, TSFR1M + 0.815%, 01/15/2027(A)(B)	199	193
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(B)	76	74
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062(A)(B)	48	47
Mill City Mortgage Loan Trust, Ser 2018-4, Cl A1B
3.500%, 04/25/2066(A)(B)	333	319
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	144	134
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C19, Cl ASB
3.326%, 12/15/2047	71	69
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl ASB
3.150%, 03/15/2048	134	131
Morgan Stanley Capital I Trust, Ser 2019-H6, Cl A2
3.228%, 06/15/2052	800	779
MortgageIT Trust, Ser 2005-5, Cl A1
5.026%, ICE LIBOR USD 1 Month + 0.520%, 12/25/2035(A)	33	31

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	$97	$93
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	230	218
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
3.924%, 09/25/2057(A)(B)	110	103
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	34	32
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	65	59
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	86	78
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	365	307
OBX Trust, Ser 2018-1, Cl A2
5.156%, ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)(B)	16	16
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	294	235
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(B)	498	417
Paragon Mortgages No. 12 PLC, Ser 2006-12A, Cl A2C
4.826%, ICE LIBOR USD 3 Month + 0.220%, 11/15/2038(A)(B)	53	51
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(B)(E)	117	105
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	38	37
RFMSI Trust, Ser 2007-SA3, Cl 2A1
4.537%, 07/27/2037(A)	46	36
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
5.026%, ICE LIBOR USD 1 Month + 0.540%, 01/20/2035(A)	6	5
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048(A)(B)	7	7
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	445	364
SREIT Trust, Ser 2021-MFP, Cl B
5.539%, ICE LIBOR USD 1 Month + 1.080%, 11/15/2038(A)(B)	475	459

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	$141	$125
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	15	14
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	37	35
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	60	56
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	264	215
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(B)	109	107
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057(A)(B)	101	100
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(B)	151	144
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.911%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(B)	118	118
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(B)	61	58
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058(A)(B)	38	37
Towd Point Mortgage Trust, Ser 2019-HY3, Cl A1A
5.506%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2059(A)(B)	362	359
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(A)(B)	668	626
Towd Point Mortgage Trust, Ser 2022-EBO1, Cl A
2.161%, 01/25/2052(A)(B)	218	214
TRK Trust, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	207	180
TTAN, Ser 2021-MHC, Cl B
5.560%, ICE LIBOR USD 1 Month + 1.100%, 03/15/2038(A)(B)	271	264
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(B)(E)	36	35
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(B)	59	56

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(B)(E)	$26	$25
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(B)(E)	82	75
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	121	103
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	243	204
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	148	128
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	219	198
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	213	189
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	117	105
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.496%, 03/25/2036(A)	49	44
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	176	171
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	149	145

		32,025
Total Mortgage-Backed Securities
(Cost $37,793) ($ Thousands)		35,159

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
FHLB DN
0.000%, 07/14/2023(F)	236	231
0.000%, 07/21/2023(F)	1,208	1,181
FHLMC
5.300%, 01/27/2026	1,475	1,476
5.125%, 01/27/2025	725	725
4.050%, 07/21/2025	1,680	1,654
4.050%, 08/28/2025	860	847
4.000%, 12/30/2024	950	937
4.000%, 02/28/2025	1,700	1,675
2.940%, 11/24/2023	535	527
2.250%, 03/25/2025	1,775	1,699
FHLMC MTN
5.080%, 10/25/2024	1,350	1,346

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
3.875%, 08/28/2024	$1,700	$1,676

Total U.S. Government Agency Obligations
(Cost $14,162) ($ Thousands)		13,974

MUNICIPAL BONDS — 3.8%
California — 0.7%
Golden State, Tobacco Securitization, RB
0.672%, 06/01/2023	985	972
Los Angeles Community College District, Ser C-2, GO
3.800%, 02/01/2023	1,190	1,190

		2,162

Connecticut — 0.2%
Connecticut State, Ser A, GO
2.000%, 07/01/2023	510	504

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Sub-Ser D, RB
1.672%, 10/01/2023	320	314

Massachusetts — 0.4%
Massachusetts State, School Building Authority, Sub-Ser B, RB
2.078%, 10/15/2023	1,035	1,018

New York — 2.0%
City of New York New York, Ser D-2, GO
1.150%, 03/01/2023	1,055	1,052
New York City Transitional Finance Authority Building Aid Revenue, Sub-Ser S-1B, RB
0.380%, 07/15/2023	2,200	2,159
New York State, Dormitory Authority, RB
0.267%, 03/15/2023	590	587
Port Authority of New York & New Jersey, Ser AAA, RB
1.086%, 07/01/2023	1,830	1,802

		5,600

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
South Carolina — 0.4%
South Carolina State, Public Service Authority, Ser E, RB
3.722%, 12/01/2023 (G)	$1,100	$1,089

Total Municipal Bonds
(Cost $10,811) ($ Thousands)		10,687

REPURCHASE AGREEMENT — 0.6%
BNP Paribas
4.300%, dated 01/31/2023 to be repurchased on 02/01/2023, repurchase price $1,700,203 (collateralized by U.S. Government obligations, ranging in par value $1,156 - $3,022,250, 2.500% - 6.000%, 11/20/2028 – 11/20/2052; with total market value $1,734,000) (H)	1,700	1,700
Total Repurchase Agreement
(Cost $1,700) ($ Thousands)		1,700

Total Investments in Securities — 100.1%
(Cost $285,647) ($ Thousands)		$279,703

A list of the open futures contracts held by the Fund at January 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	23	Mar-2023	$4,712	$4,730	$18

Short Contracts
U.S. 5-Year Treasury Note	(6)	Mar-2023	$(648)	$(655)	$(7)
U.S. 10-Year Treasury Note	(15)	Mar-2023	(1,690)	(1,718)	(28)
			(2,338)	(2,373)	(35)
			$2,374	$2,357	$(17)

Percentages are based on Net Assets of $279,495 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2023, the value of these securities amounted to $100,976 ($ Thousands), representing 36.1% of the Net Assets of the Fund.

(C)	Interest rate represents the security's effective yield at the time of purchase.
(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of January 31, 2023 was $49 ($ Thousands).
(E)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(F)	Zero coupon security.
(G)	Security is escrowed to maturity.
(H)	Tri-Party Repurchase Agreement.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Ultra Short Duration Bond Fund (Concluded)

The following is a summary of the level of inputs used as of January 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	104,957	–	104,957
Asset-Backed Securities	–	62,937	–	62,937
U.S. Treasury Obligations	–	50,289	–	50,289
Mortgage-Backed Securities	–	35,159	–	35,159
U.S. Government Agency Obligations	–	13,974	–	13,974
Municipal Bonds	–	10,687	–	10,687
Repurchase Agreement	–	1,700	–	1,700
Total Investments in Securities	–	279,703	–	279,703

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	18	–	–	18
Unrealized Depreciation	(35)	–	–	(35)
Total Other Financial Instruments	(17)	–	–	(17)

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 56.3%
Agency Mortgage-Backed Obligations — 52.9%
FHLMC
4.500%, 04/01/2023 to 12/01/2039	$1,199	$1,216
4.202%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.244%, 07/01/2024(A)	2	2
4.196%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.119%, 12/01/2023(A)	2	2
4.081%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.153%, 12/01/2023(A)	16	16
4.000%, 01/01/2033	4,047	4,062
3.577%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.237%, 04/01/2029(A)	1	1
3.500%, 01/01/2029 to 05/01/2035	16,770	16,423
3.263%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.272%, 06/01/2024(A)	–	–
3.255%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.199%, 05/01/2024(A)	1	1
3.000%, 12/01/2031 to 12/01/2046	10,097	9,591
2.840%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.365%, 06/01/2024(A)	1	1
2.500%, 06/01/2030 to 02/01/2032	4,429	4,214
1.500%, 09/01/2041	586	489
FHLMC Multifamily Structured Pass-Through Certificates, Ser K052, Cl A1
2.598%, 01/25/2025	3,950	3,848
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.749%, 06/25/2027(A)	17,837	483
FHLMC Multifamily Structured Pass-Through Certificates, Ser K107, Cl X1, IO
1.592%, 01/25/2030(A)	12,378	1,085
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.583%, 01/25/2031(A)	13,576	496
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.517%, 03/25/2031(A)	10,171	331

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.637%, 10/25/2026(A)	$23,413	$428
FHLMC Multifamily Structured Pass-Through Certificates, Ser K742, Cl X1, IO
0.779%, 03/25/2028(A)	7,590	210
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF35, Cl A
4.742%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2024(A)	316	315
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF60, Cl A
4.882%, ICE LIBOR USD 1 Month + 0.490%, 02/25/2026(A)	2,788	2,773
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF62, Cl A
4.872%, ICE LIBOR USD 1 Month + 0.480%, 04/25/2026(A)	3,923	3,898
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF72, Cl A
4.892%, ICE LIBOR USD 1 Month + 0.500%, 10/25/2026(A)	3,639	3,626
FHLMC REMIC, Ser 2003-2571, Cl FY
5.209%, ICE LIBOR USD 1 Month + 0.750%, 12/15/2032(A)	1,985	1,998
FHLMC REMIC, Ser 2006-3148, Cl CF
4.859%, ICE LIBOR USD 1 Month + 0.400%, 02/15/2034(A)	83	82
FHLMC REMIC, Ser 2006-3153, Cl FX
4.809%, ICE LIBOR USD 1 Month + 0.350%, 05/15/2036(A)	61	60
FHLMC REMIC, Ser 2006-3174, Cl FA
4.759%, ICE LIBOR USD 1 Month + 0.300%, 04/15/2036(A)	1,174	1,160
FHLMC REMIC, Ser 2006-3219, Cl EF
4.859%, ICE LIBOR USD 1 Month + 0.400%, 04/15/2032(A)	1,799	1,783
FHLMC REMIC, Ser 2007-3339, Cl HF
4.979%, ICE LIBOR USD 1 Month + 0.520%, 07/15/2037(A)	1,765	1,753
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	667	660
FHLMC REMIC, Ser 2011-3788, Cl FA
4.989%, ICE LIBOR USD 1 Month + 0.530%, 01/15/2041(A)	2,484	2,468
FHLMC REMIC, Ser 2011-3795, Cl EB
2.500%, 10/15/2039	3	3
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	142	6
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	166	6
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	209	3

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	$108	$5
FHLMC REMIC, Ser 2012-4114, Cl MB
3.000%, 10/15/2032	3,000	2,823
FHLMC REMIC, Ser 2012-4117, Cl P
1.250%, 07/15/2042	1,467	1,309
FHLMC REMIC, Ser 2012-4142, Cl PT
1.250%, 12/15/2027	1,196	1,123
FHLMC REMIC, Ser 2012-4146, Cl AB
1.125%, 12/15/2027	1,305	1,224
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	320	10
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	312	12
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	215	9
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	379	34
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	201	9
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	563	29
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	319	14
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	171	7
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	1,001	956
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	2,094	1,953
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	941	41
FHLMC REMIC, Ser 2014-4344, Cl KZ
3.500%, 05/15/2034	4,774	4,554
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	2,561	2,455
FHLMC REMIC, Ser 2015-4471, Cl GA
3.000%, 02/15/2044	1,138	1,076
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	443	37
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	548	86
FHLMC REMIC, Ser 2017-4650, Cl LP
3.000%, 09/15/2045	504	480
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	658	617
FHLMC REMIC, Ser 2017-4740, Cl P
3.000%, 12/15/2047	5,736	5,293
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	680	141
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	2,154	318

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2020-4996, Cl BI, IO
2.500%, 06/25/2050	$4,159	$614
FHLMC REMIC, Ser 2020-5018, Cl LW
1.000%, 10/25/2040	1,431	1,163
FHLMC REMIC, Ser 2020-5048, Cl A
1.000%, 06/15/2044	4,014	3,686
FHLMC REMIC, Ser 2021-5079, Cl CB
1.000%, 02/25/2051	7,685	6,603
FHLMC REMIC, Ser 2021-5083, Cl AI, IO
2.500%, 03/25/2051	3,444	502
FHLMC REMIC, Ser 2021-5170, Cl DP
2.000%, 07/25/2050	2,547	2,224
FHLMC REMIC, Ser 2022-5228, Cl DG
3.500%, 01/25/2046	6,870	6,665
FHLMC Structured Pass-Through Certificates, Ser 2002-42, Cl A5
7.500%, 02/25/2042	190	197
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	763	37
FHLMC, Ser 2013-303, Cl C16, IO
3.500%, 01/15/2043	1,857	290
FHLMC, Ser 2022-386, Cl C14, IO
2.500%, 03/15/2052	4,336	636
FNMA
7.000%, 06/01/2037	2	2
6.500%, 05/01/2026 to 01/01/2036	51	54
6.000%, 09/01/2024	19	19
5.500%, 01/01/2024 to 06/01/2038	118	124
4.500%, 04/01/2026 to 08/01/2044	3,671	3,731
4.180%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.249%, 08/01/2029(A)	48	48
4.045%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.045%, 05/01/2028(A)	1	1
4.000%, 05/01/2026 to 04/01/2042	3,630	3,633
3.850%, 01/01/2024	516	510
3.500%, 01/01/2028 to 02/01/2045	12,278	12,051
3.424%, ICE LIBOR USD 6 Month + 1.838%, 09/01/2024(A)	29	29
3.245%, ICE LIBOR USD 6 Month + 1.592%, 08/01/2027(A)	11	10
3.000%, 09/01/2027 to 11/01/2036	4,623	4,425
2.960%, 01/01/2027	1,158	1,114
2.720%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.520%, 12/01/2029(A)	8	8
2.050%, 11/01/2023	1,160	1,131
FNMA Interest, Ser 2009-397, Cl 6
2.000%, 09/25/2039	818	741
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	322	11

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest, Ser 2013-418, Cl C16, IO
4.500%, 08/25/2043	$2,039	$374
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	–	–
FNMA REMIC, Ser 1994-77, Cl FB
6.006%, ICE LIBOR USD 1 Month + 1.500%, 04/25/2024(A)	–	–
FNMA REMIC, Ser 2002-53, Cl FK
4.906%, ICE LIBOR USD 1 Month + 0.400%, 04/25/2032(A)	40	39
FNMA REMIC, Ser 2006-76, Cl QF
4.906%, ICE LIBOR USD 1 Month + 0.400%, 08/25/2036(A)	206	204
FNMA REMIC, Ser 2006-79, Cl DF
4.856%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2036(A)	159	158
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	202	208
FNMA REMIC, Ser 2007-64, Cl FB
4.876%, ICE LIBOR USD 1 Month + 0.370%, 07/25/2037(A)	1,180	1,166
FNMA REMIC, Ser 2008-16, Cl FA
5.206%, ICE LIBOR USD 1 Month + 0.700%, 03/25/2038(A)	523	523
FNMA REMIC, Ser 2009-110, Cl FD
5.256%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2040(A)	2,501	2,510
FNMA REMIC, Ser 2009-112, Cl FM
5.256%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2040(A)	1,608	1,613
FNMA REMIC, Ser 2009-82, Cl FD
5.356%, ICE LIBOR USD 1 Month + 0.850%, 10/25/2039(A)	2,056	2,072
FNMA REMIC, Ser 2009-82, Cl FC
5.426%, ICE LIBOR USD 1 Month + 0.920%, 10/25/2039(A)	1,899	1,920
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	548	540
FNMA REMIC, Ser 2010-56, Cl AF
4.939%, ICE LIBOR USD 1 Month + 0.550%, 06/25/2040(A)	1,593	1,577
FNMA REMIC, Ser 2012-103, Cl HB
1.500%, 09/25/2027	1,461	1,377
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	473	26
FNMA REMIC, Ser 2012-120, Cl ZB
3.500%, 11/25/2042	2,654	2,513
FNMA REMIC, Ser 2012-140, Cl PA
2.000%, 12/25/2042	2,721	2,394
FNMA REMIC, Ser 2012-27, Cl PI, IO
4.500%, 02/25/2042	1,637	153
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	2,027	95

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.536%, 05/25/2042(A)	$50	$4
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	276	13
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	421	11
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	249	12
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	615	22
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	1,066	113
FNMA REMIC, Ser 2013-10, Cl YA
1.250%, 02/25/2028	1,937	1,815
FNMA REMIC, Ser 2013-12, Cl P
1.750%, 11/25/2041	410	389
FNMA REMIC, Ser 2013-121, Cl FA
4.906%, ICE LIBOR USD 1 Month + 0.400%, 12/25/2043(A)	11,752	11,570
FNMA REMIC, Ser 2013-130, Cl FQ
4.706%, ICE LIBOR USD 1 Month + 0.200%, 06/25/2041(A)	2,109	2,082
FNMA REMIC, Ser 2013-4, Cl JB
1.250%, 02/25/2028	1,194	1,118
FNMA REMIC, Ser 2013-4, Cl CB
1.250%, 02/25/2028	2,072	1,939
FNMA REMIC, Ser 2013-9, Cl PT
1.250%, 02/25/2028	1,021	956
FNMA REMIC, Ser 2013-98, Cl ZA
4.500%, 09/25/2043	6,815	6,867
FNMA REMIC, Ser 2014-50, Cl SC, IO
0.000%, 08/25/2044(A)(B)	1,096	54
FNMA REMIC, Ser 2015-21, Cl WI, IO
0.000%, 04/25/2055(A)(B)	936	35
FNMA REMIC, Ser 2015-41, Cl AG
3.000%, 09/25/2034	694	669
FNMA REMIC, Ser 2015-42, Cl AI, IO
0.000%, 06/25/2055(A)(B)	1,075	49
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	1,004	957
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	435	44
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	172	11
FNMA REMIC, Ser 2015-75, Cl DB
3.000%, 08/25/2035	1,606	1,530
FNMA REMIC, Ser 2016-25, Cl A
3.000%, 11/25/2042	154	152
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	238	10
FNMA REMIC, Ser 2016-3, Cl IN, IO
6.000%, 02/25/2046	2,584	466

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2016-42, Cl DA
3.000%, 07/25/2045	$455	$432
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	464	82
FNMA REMIC, Ser 2017-15, Cl BC
3.250%, 11/25/2043	1,851	1,766
FNMA REMIC, Ser 2017-47, Cl AB
2.500%, 10/25/2041	1,286	1,263
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	1,998	374
FNMA REMIC, Ser 2018-12, Cl PK
3.000%, 03/25/2046	10,772	10,339
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	2,522	2,415
FNMA REMIC, Ser 2018-89, Cl CA
4.000%, 06/25/2053	3,324	3,281
FNMA REMIC, Ser 2020-26, Cl AI, IO
3.000%, 04/25/2033	2,569	178
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	3,545	342
FNMA REMIC, Ser 2020-35, Cl AI, IO
3.000%, 06/25/2050	4,183	689
FNMA REMIC, Ser 2020-4, Cl AP
2.500%, 02/25/2050	1,672	1,494
FNMA REMIC, Ser 2020-74, Cl HI, IO
5.500%, 10/25/2050	3,208	638
FNMA REMIC, Ser 2020-85, Cl PI, IO
3.000%, 12/25/2050	4,213	652
FNMA REMIC, Ser 2021-3, Cl NI, IO
2.500%, 02/25/2051	4,890	689
FNMA REMIC, Ser 2021-3, Cl TI, IO
2.500%, 02/25/2051	4,152	669
FNMA REMIC, Ser 2022-22, Cl QH
4.500%, 05/25/2052	6,485	6,496
FNMA TBA
2.000% - 3.500%, 10/01/2027 - 02/15/2053	11,293	14,110
FNMA, Ser 2014-M8, Cl A2
3.056%, 06/25/2024(A)	28,555	27,787
FNMA, Ser 2017-M13, Cl FA
4.753%, ICE LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	269	266
FNMA, Ser 2018- M12, Cl FA
4.753%, ICE LIBOR USD 1 Month + 0.400%, 08/25/2025(A)	219	217
FNMA, Ser 2019-M21, Cl X1, IO
1.390%, 05/25/2029(A)	12,719	710
GNMA
6.500%, 12/15/2037 to 02/20/2039	96	100
6.000%, 02/15/2029 to 06/15/2041	458	479
5.500%, 10/15/2034 to 02/15/2041	976	1,021
5.000%, 09/15/2039 to 04/15/2041	529	548

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.000%, 07/15/2041 to 08/15/2041	$55	$54
3.500%, 06/20/2046	1,856	1,780
GNMA, Ser 2003-86, Cl ZD
5.500%, 10/20/2033	2,062	2,099
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	1,339	280
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	639	126
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	1,017	983
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	1,893	283
GNMA, Ser 2012-36, Cl AB
3.000%, 10/20/2040	309	301
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	216	9
GNMA, Ser 2012-84, Cl TE
1.500%, 03/20/2042	1,507	1,388
GNMA, Ser 2013-129, Cl AF
4.886%, ICE LIBOR USD 1 Month + 0.400%, 10/20/2039(A)	3,201	3,174
GNMA, Ser 2013-166, Cl DA
3.500%, 06/20/2040	340	331
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	360	46
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	356	65
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	309	14
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	153	27
GNMA, Ser 2014-55, Cl LB
2.500%, 10/20/2040	186	177
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	968	898
GNMA, Ser 2015-119, Cl ND
2.500%, 12/20/2044	1,808	1,682
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	67	2
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	120	5
GNMA, Ser 2015-132, Cl EI, IO
6.000%, 09/20/2045	1,018	205
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	778	102
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	125	19
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	288	9
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	1,016	963

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	$594	$111
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	296	14
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	993	150
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	761	40
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	952	169
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	1,322	228
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	1,104	41
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	1,054	159
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	226	43
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	283	58
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	1,202	217
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	633	107
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	1,008	168
GNMA, Ser 2017-95, Cl PG
2.500%, 12/20/2045	575	534
GNMA, Ser 2018-127, Cl PB
3.000%, 09/20/2047	1,642	1,559
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	2,718	522
GNMA, Ser 2019-132, Cl NA
3.500%, 09/20/2049	3,342	3,234
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	1,623	264
GNMA, Ser 2019-5, Cl JI, IO
5.000%, 07/16/2044	2,674	439
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	2,123	398
GNMA, Ser 2020-47, Cl AC
1.500%, 04/16/2050	4,258	3,546
GNMA, Ser 2022-177, Cl LA
3.500%, 01/20/2052	3,999	3,916
GNMA, Ser 2022-76, Cl GA
4.000%, 03/20/2052	6,371	6,239

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
UMBS TBA
4.000% - 5.500%, 02/15/2038 - 02/15/2053	$37,301	$37,739

		340,671
Non-Agency Mortgage-Backed Obligations — 3.4%
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl MA
3.000%, 05/25/2057	4,080	3,845
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.500%, 08/25/2057(A)	2,290	2,200
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	5,405	5,092
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	720	655
Seasoned Credit Risk Transfer Trust, Ser 2021-2, Cl TT
2.000%, 11/25/2060	9,698	8,761
Seasoned Credit Risk Transfer Trust, Ser 2021-3, Cl TT
2.000%, 03/25/2061	1,627	1,465

		22,018
Total Mortgage-Backed Securities
(Cost $376,354) ($ Thousands)		362,689

U.S. TREASURY OBLIGATIONS — 43.3%
U.S. Treasury Notes
2.875%, 06/15/2025	21,125	20,577
2.750%, 05/15/2025	42,300	41,086
2.625%, 06/30/2023	24,222	24,021
2.500%, 04/30/2024	6,240	6,078
2.500%, 05/31/2024	30,875	30,039
1.750%, 05/15/2023 (C)(D)	2,258	2,239
1.000%, 12/15/2024 (C)	59,075	55,639
0.250%, 05/15/2024	53,025	50,148
0.250%, 06/15/2024	51,925	48,976

Total U.S. Treasury Obligations
(Cost $289,036) ($ Thousands)		278,803

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS — 0.5%
BNP Paribas
4.300%, dated 01/31/2023 to be repurchased on 02/01/2023, repurchase price $1,200,143 (collateralized by U.S. Government obligations, ranging in par value $10,744 - $1,484,903, 1.500% - 5.000%, 07/01/2027 – 10/01/2052; with total market value $1,224,000) (E)	$1,200	$1,200
Deutsche Bank
4.290%, dated 01/31/2023 to be repurchased on 02/01/2023, repurchase price $2,300,274 (collateralized by a U.S. Government obligation, par value $3,304,675, 1.500%, 04/01/2051; with total market value $2,346,000) (E)	2,300	2,300

Total Repurchase Agreements
(Cost $3,500) ($ Thousands)		3,500

Total Investments in Securities — 100.1%
(Cost $668,890) ($ Thousands)		$644,992

A list of the open futures contracts held by the Fund at January 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	951	Mar-2023	$195,075	$195,572	$497

Short Contracts
U.S. 5-Year Treasury Note	(583)	Mar-2023	$(63,603)	$(63,688)	$(85)
U.S. 10-Year Treasury Note	(280)	Mar-2023	(32,133)	(32,064)	69
Ultra 10-Year U.S. Treasury Note	(62)	Mar-2023	(7,375)	(7,515)	(140)
			(103,111)	(103,267)	(156)
			$91,964	$92,305	$341

Percentages are based on Net Assets of $644,633 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	No interest rate available.
(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of January 31, 2023 was $1,974 ($ Thousands).
(D)	Security, or a portion thereof, has been pledged as collateral on TBA securities. The total market value of such securities as of January 31, 2023 was $462 ($ Thousands).
(E)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of January 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	362,689	–	362,689
U.S. Treasury Obligations	–	278,803	–	278,803
Repurchase Agreements	–	3,500	–	3,500
Total Investments in Securities	–	644,992	–	644,992

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	566	–	–	566
Unrealized Depreciation	(225)	–	–	(225)
Total Other Financial Instruments	341	–	–	341

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

Short-Duration Government Fund (Concluded)

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

GNMA Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 98.5%
Agency Mortgage-Backed Obligations — 98.1%
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.749%, 06/25/2027(A)	$1,624	$44
FHLMC Multifamily Structured Pass-Through Certificates, Ser K110, Cl X1, IO
1.697%, 04/25/2030(A)	1,146	106
FHLMC Multifamily Structured Pass-Through Certificates, Ser K116, Cl X1, IO
1.425%, 07/25/2030(A)	1,319	107
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
0.959%, 09/25/2030(A)	1,516	86
FHLMC Multifamily Structured Pass-Through Certificates, Ser K123, Cl X1, IO
0.774%, 12/25/2030(A)	2,318	108
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.583%, 01/25/2031(A)	2,989	109
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.517%, 03/25/2031(A)	1,341	44
FHLMC Multifamily Structured Pass-Through Certificates, Ser K1520, Cl X1, IO
0.472%, 02/25/2036(A)	603	25
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.637%, 10/25/2026(A)	2,134	39
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	94	4
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	111	4
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	135	2
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	123	5
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	207	8
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	148	6
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	139	6
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	208	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	$274	$256
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	279	23
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	114	21
FHLMC REMIC, Ser 2016-4636, Cl BI, IO
5.500%, 05/15/2040	192	39
FHLMC REMIC, Ser 2017-4731, Cl LB
3.000%, 11/15/2047	167	139
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	201	30
FHLMC, Ser 2014-324, Cl C18, IO
4.000%, 12/15/2033	254	28
FNMA
8.000%, 03/01/2027 to 09/01/2028	10	10
7.000%, 08/01/2032 to 09/01/2032	10	10
6.500%, 09/01/2032	18	19
FNMA Interest, Ser 2007-379, Cl 1, PO
0.000%, 05/25/2037(B)	453	369
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	40	1
FNMA Interest, Ser 2012-410, Cl C8, IO
4.000%, 04/25/2032	304	33
FNMA REMIC, Ser 2010-126, Cl NI, IO
5.500%, 11/25/2040	157	23
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	34	2
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	177	8
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	104	11
FNMA REMIC, Ser 2014-68, Cl ID, IO
3.500%, 03/25/2034	330	19
FNMA REMIC, Ser 2015-21, Cl WI, IO
0.000%, 04/25/2055(A)(C)	117	4
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	31	1
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	58	10
FNMA REMIC, Ser 2017-110, Cl PB
3.000%, 02/25/2057	79	64
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	159	30
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	257	246
FNMA REMIC, Ser 2018-25, Cl AL
3.500%, 04/25/2048	49	44
FNMA REMIC, Ser 2019-31, Cl CB
3.000%, 07/25/2049	300	265
FNMA REMIC, Ser 2019-9, Cl CL
3.500%, 04/25/2048	652	618

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

GNMA Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2020-53, Cl ZM
2.000%, 08/25/2050	$552	$396
FNMA REMIC, Ser 2020-74, Cl HI, IO
5.500%, 10/25/2050	279	55
FNMA, Ser 2019-M21, Cl X1, IO
1.390%, 05/25/2029(A)	1,176	66
FNMA, Ser 2020-M2, Cl X, IO
0.314%, 01/25/2030(A)	840	10
GNMA
8.000%, 07/15/2026 to 03/15/2032	48	47
7.750%, 10/15/2026	7	7
7.500%, 02/15/2027 to 10/15/2035	38	39
7.250%, 01/15/2028	3	3
6.500%, 10/15/2023 to 10/15/2038	155	162
6.000%, 12/15/2027 to 11/15/2034	114	117
5.000%, 07/20/2035 to 01/20/2045	68	71
4.500%, 08/15/2033 to 08/20/2049	1,798	1,833
4.000%, 03/20/2040 to 09/20/2048	3,373	3,341
4.000%, 01/15/2041(D)	290	288
3.875%, 05/15/2042 to 08/15/2042	698	690
3.500%, 03/20/2041 to 02/20/2049	7,525	7,218
3.000%, 10/15/2042 to 10/20/2051	7,749	7,202
2.500%, 07/20/2045 to 12/20/2051	10,618	9,498
2.000%, 11/20/2045 to 03/20/2051	6,484	5,636
GNMA TBA
4.000% - 5.500%, 01/15/2033 - 02/15/2053	44	168
2.000% - 3.500%, 02/01/2045 - 02/15/2053	1,709	1,520
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	263	55
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	287	56
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	211	179
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	231	35
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	144	6
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	38	1
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	266	242
GNMA, Ser 2013-149, Cl LZ
2.500%, 10/20/2043	49	42
GNMA, Ser 2013-169, Cl ZK
2.500%, 11/20/2043	55	48
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	236	30
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	236	43

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2013-79, Cl BZ
3.000%, 05/20/2043	$367	$328
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043(E)	62	57
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	352	326
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	261	15
GNMA, Ser 2014-133, Cl EP
3.500%, 09/20/2044	251	236
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	82	5
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	224	7
GNMA, Ser 2014-72, Cl ML
3.500%, 03/20/2044	326	316
GNMA, Ser 2015-161, Cl GZ
3.000%, 11/20/2045	279	249
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	370	49
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	323	51
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	329	50
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	205	12
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	190	6
GNMA, Ser 2015-24, Cl CI, IO
3.500%, 02/20/2045	142	21
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	306	57
GNMA, Ser 2015-62, Cl CI, IO
4.500%, 05/20/2045	152	28
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	236	39
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	198	9
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	548	511
GNMA, Ser 2016-136, Cl PJ
3.500%, 01/20/2046	364	329
GNMA, Ser 2016-161, Cl GI, IO
5.000%, 11/16/2046	128	21
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	257	39
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	239	216
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	498	26
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	254	45

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

GNMA Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-49, Cl PZ
3.000%, 11/16/2045	$237	$185
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	453	17
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	357	54
GNMA, Ser 2017-130, Cl IO, IO
4.500%, 02/20/2040	157	26
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	102	19
GNMA, Ser 2017-134, Cl CG
2.500%, 09/20/2047	80	70
GNMA, Ser 2017-163, Cl BC
2.500%, 11/20/2047	231	194
GNMA, Ser 2017-163, Cl YA
2.500%, 11/20/2047	225	188
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	146	101
GNMA, Ser 2017-19, Cl AY
3.000%, 02/20/2047	436	387
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	183	37
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	293	49
GNMA, Ser 2018-1, Cl HB
2.500%, 01/20/2048	228	194
GNMA, Ser 2018-77, Cl JY
3.500%, 06/20/2048	246	230
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	139	23
GNMA, Ser 2020-115, Cl YA
1.000%, 08/20/2050	59	46
GNMA, Ser 2020-138, Cl LE
1.500%, 09/20/2050	172	142
GNMA, Ser 2020-146, Cl YK
1.000%, 10/20/2050	–	–
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	173	32
GNMA, Ser 2020-74, Cl IC, IO
3.000%, 05/20/2035	559	32

		47,213
Non-Agency Mortgage-Backed Obligation — 0.4%
Seasoned Credit Risk Transfer Trust, Ser 2019-3, Cl MT
3.500%, 10/25/2058	197	186

Total Mortgage-Backed Securities
(Cost $51,731) ($ Thousands)		47,399

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENT — 0.6%
BNP Paribas
4.300%, dated 01/31/2023 to be repurchased on 02/01/2023, repurchase price $300,036 (collateralized by U.S. Government obligations, ranging in par value $1,929 - $340,641, 2.500% - 3.500%, 09/01/2050 – 04/01/2052; with total market value $306,000) (F)	$300	$300
Total Repurchase Agreement
(Cost $300) ($ Thousands)		300

Total Investments in Securities — 99.1%
(Cost $52,031) ($ Thousands)		$47,699

SEI Daily Income Trust / Annual Report / January 31, 2023

SCHEDULE OF INVESTMENTS

January 31, 2023

GNMA Fund (Concluded)

A list of the open futures contracts held by the Fund at January 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	25	Mar-2023	$5,137	$5,141	$4
U.S. 5-Year Treasury Note	4	Mar-2023	432	437	5
U.S. Ultra Long Treasury Bond	1	Mar-2023	136	142	6
			5,705	5,720	15
Short Contracts
U.S. 10-Year Treasury Note	(5)	Mar-2023	$(578)	$(573)	$5
U.S. Long Treasury Bond	(4)	Mar-2023	(512)	(519)	(7)
			(1,090)	(1,092)	(2)
			$4,615	$4,628	$13

Percentages are based on Net Assets of $48,153 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.
(C)	No interest rate available.
(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of January 31, 2023 was $909 ($ Thousands).
(E)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(F)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of January 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	47,399	–	47,399
Repurchase Agreement	–	300	–	300
Total Investments in Securities	–	47,699	–	47,699

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	20	–	–	20
Unrealized Depreciation	(7)	–	–	(7)
Total Other Financial Instruments	13	–	–	13

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

Glossary (abbreviations which may be used in the preceding Schedules of Investments):

Portfolio Abbreviations
ABS — Asset-Backed Security
ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
DAC — Designated Activity Company DN — Discount Note
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
ICE — Intercontinental Exchange
IO — Interest Only — face amount represents notional amount
LIBOR— London Interbank Offered Rate
MTN — Medium Term Note PLC – Public Limited Company
PO — Principal Only
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Secured Overnight Financing Rate Index
TBA — To Be Announced

Currency Abbreviations
USD — U.S. Dollar

SEI Daily Income Trust / Annual Report / January 31, 2023

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2023

	Government Fund
Assets:
Investments, at value†	$4,288,978
Repurchase agreements†	4,465,000
Cash and cash equivalents	462,284
Cash pledged as collateral on TBA's	—
Interest receivable	16,436
Receivable for investment securities sold	—
Receivable for fund shares sold	—
Tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	139
Total Assets	9,232,837
Liabilities:
Payable for investment securities purchased	279,697
Income distribution payable	8,208
Administration fees payable	877
Investment advisory fees payable	547
Shareholder servicing fees payable	366
Chief Compliance Officer fees payable	32
Trustees' fees payable	2
Payable for fund shares redeemed	—
Payable for variation margin	—
Accrued expense payable	335
Total Liabilities	290,064
Net Assets	$8,942,773
† Cost of investments and repurchase agreements	$8,753,978
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$8,942,337
Total Distributable Earnings/(loss)	436
Net Assets	$8,942,773
Net Asset Value, Offering and Redemption Price Per Share — Class F	N/A
Net Asset Value, Offering and Redemption Price Per Share — Institutional Class	$1.00
	($3,733,579,036 ÷ 3,733,231,695 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00
	($21,037,243 ÷ 21,030,327 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	($5,188,156,885 ÷ 5,188,164,575 shares	)
Amounts designated as "—" are $0 or have been rounded to $0.
N/A — Not applicable.
The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

January 31, 2023

Government II Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$1,894,435		$508,161		$278,003		$641,492		$47,399
—		—		1,700		3,500		300
845		850		539		36		82
—		—		—		20		—
3,460		191		1,002		1,911		179
—		—		25		86,396		10,692
—		—		338		308		—
—		—		24		—		—
—		—		4		178		6
13		26		2		6		—
1,898,753		509,228		281,637		733,847		58,658

103,785		14,826		1,560		86,726		10,429
3,630		245		88		280		10
210		54		33		112		8
68		20		24		51		4
—		—		15		88		10
6		2		1		2		—
—		—		—		—		—
—		—		365		1,714		14
—		—		5		202		2
80		21		51		39		28
107,779		15,168		2,142		89,214		10,505
$1,790,974		$494,060		$279,495		$644,633		$48,153
$1,894,435		$508,161		$285,647		$668,890		$52,031

$1,791,006		$494,087		$292,286		$690,330		$60,345
(32)		(27)		(12,791)		(45,697)		(12,192)
$1,790,974		$494,060		$279,495		$644,633		$48,153
$1.00		$1.00		$9.16		$9.88		$9.10
($1,790,973,886 ÷ 1,791,102,304 shares	)	($494,059,855 ÷ 494,271,071 shares	)	($218,987,414 ÷ 23,914,547 shares	)	($613,217,415 ÷ 62,044,783 shares	)	($47,503,025 ÷ 5,222,520 shares	)
N/A		N/A		N/A		N/A		N/A

N/A		N/A		N/A		N/A		N/A

N/A		N/A		$9.16		$9.88		$9.10
				($60,507,439 ÷ 6,607,574 shares	)	($31,415,922 ÷ 3,179,486 shares	)	($650,147 ÷ 71,459 shares	)
N/A		N/A		N/A		N/A		N/A

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2023

	Government Fund	Government II Fund
Investment Income:
Interest income	$176,653	$37,144
Total investment income	176,653	37,144
Expenses:
Administration fees	11,234	3,073
Shareholder servicing fees — Class F Shares	—	5,287
Shareholder servicing fees — Institutional Class Shares	24,733	—
Shareholder servicing fees — Class CAA Shares	40	—
Shareholder servicing fees — Sweep Class Shares	534	—
Investment advisory fees	7,076	1,479
Trustees' fees	229	54
Chief Compliance Officer fees	50	10
Printing fees	407	69
Custodian/Wire agent fees	230	43
Registration fees	153	20
Pricing fees	28	12
Other expenses	487	117
Total expenses	45,201	10,164
Less, waiver of:
Investment advisory fees	—	(529)
Administration fees	(880)	(349)
Shareholder servicing fees - Class F	—	(5,287)
Shareholder servicing fees - Institutional Class	(24,742)	—
Shareholder servicing fees - Class CAA	(200)	—
Net expenses	19,379	3,999
Net Investment Income	157,274	33,145
Net Realized Gain (Loss) on/from:
Investments	43	(181)
Futures contracts	—	—
Net Realized Gain (Loss)	$43	$(181)
Net change in unrealized appreciation (depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Change in Unrealized Appreciation (Depreciation)	$—	$—
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation)	$43	$(181)
Net Increase (Decrease) in Net Assets Resulting from Operations	$157,317	$32,964

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF OPERATIONS ($ Thousands) (Concluded)

For the year ended January 31, 2023

Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$9,797	$6,106	$10,562	$1,456
9,797	6,106	10,562	1,456

758	652	1,371	114
1,263	658	1,628	139
—	—	—	—
—	—	—	—
—	—	—	—
354	321	631	53
11	8	16	1
3	2	4	—
22	12	27	2
12	7	15	1
3	5	12	1
5	173	49	44
31	12	26	3
2,462	1,850	3,779	358

(126)	—	—	—
(104)	(211)	—	(3)
(1,263)	(448)	(529)	—
—	—	—	—
—	—	—	—
969	1,191	3,250	355
8,828	4,915	7,312	1,101

(22)	(878)	(4,223)	(2,247)
—	(130)	(6,938)	(151)
$(22)	$(1,008)	$(11,161)	$(2,398)

—	(4,451)	(17,738)	(4,066)
—	46	1,697	38
$—	$(4,405)	$(16,041)	$(4,028)
$(22)	$(5,413)	$(27,202)	$(6,426)
$8,806	$(498)	$(19,890)	$(5,325)

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2023	2022
Operations:
Net investment income (loss)	$157,274	$873
Net realized gain (loss)	43	152
Net increase in net assets resulting from operations	157,317	1,025
Distributions:
Class F	N/A	N/A
Institutional Class	(148,585)	(1,040)
Class CAA	(294)	(1)
Sweep Class	(7,992)	N/A
Total distributions	(156,871)	(1,041)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class F Transactions	N/A	N/A
Institutional Class:
Proceeds from shares issued	74,657,356	70,338,851
Reinvestment of dividends & distributions	96,145	580
Cost of shares redeemed	(80,236,351)	(70,585,361)
Net decrease from Institutional Class Transactions	(5,482,850)	(245,930)
Class CAA:
Proceeds from shares issued	31,314	26,143
Reinvestment of dividends & distributions	294	2
Cost of shares redeemed	(25,422)	(24,107)
Net increase from Class CAA Transactions	6,186	2,038
Sweep Class:
Proceeds from shares issued	6,342,809	N/A
Reinvestment of dividends & distributions	7,992	N/A
Cost of shares redeemed	(1,162,636)	N/A
Net increase from Sweep Class Transactions	5,188,165	N/A
Net increase (decrease) in net assets from capital shares transactions	(288,499)	(243,892)
Net increase (decrease) in net assets	(288,053)	(243,908)
Net Assets:
Beginning of year	9,230,826	9,474,734
End of year	$8,942,773	$9,230,826

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the years ended January 31,

Government II Fund		Treasury II Fund
2023	2022	2023	2022

$33,145	$259	$8,828	$(5)
(181)	59	(22)	7
32,964	318	8,806	2

(32,989)	(326)	(8,831)	(81)
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
(32,989)	(326)	(8,831)	(81)

6,592,146	6,922,320	1,448,990	1,198,980
11,832	120	7,392	60
(7,419,696)	(6,868,898)	(1,392,505)	(1,076,604)
(815,718)	53,542	63,877	122,436

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
(815,718)	53,542	63,877	122,436
(815,743)	53,534	63,852	122,357

2,606,717	2,553,183	430,208	307,851
$1,790,974	$2,606,717	$494,060	$430,208

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Ultra Short Duration Bond Fund
	2023	2022
Operations:
Net investment income	$4,915	$1,837
Net realized gain (loss)	(1,008)	131
Net change in unrealized (depreciation)	(4,405)	(2,974)
Net (decrease) in net assets resulting from operations	(498)	(1,006)
Distributions:
Class F	(4,084)	(1,705)
Class Y	(1,044)	(455)
Total distributions	(5,128)	(2,160)
Capital share transactions:
Class F:
Proceeds from shares issued	85,302	103,269
Reinvestment of dividends & distributions	3,449	1,426
Cost of shares redeemed	(150,788)	(88,025)
Net increase (decrease) from Class F transactions	(62,037)	16,670
Class Y:
Proceeds from shares issued	5,540	8,746
Reinvestment of dividends & distributions	1,034	449
Cost of shares redeemed	(10,348)	(5,876)
Net increase (decrease) from Class Y transactions	(3,774)	3,319
Net Increase (decrease) in net assets from capital share transactions	(65,811)	19,989
Net increase (decrease) in net assets	(71,437)	16,823
Net Assets:
Beginning of year	350,932	334,109
End of year	$279,495	$350,932
Capital Share Transactions:
Class F
Shares issued	9,305	11,044
Reinvestment of distributions	378	152
Shares redeemed	(16,497)	(9,411)
Net increase (decrease) in shares outstanding from Class F Share transactions	(6,814)	1,785
Class Y
Shares issued	602	939
Reinvestment of distributions	117	44
Shares redeemed	(1,134)	(628)
Net increase (decrease) in shares outstanding from Class Y Share transactions	(415)	355
Total increase (decrease) in shares outstanding from share transactions	(7,229)	2,140

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the years ended January 31,

Short-Duration Government Fund		GNMA Fund
2023	2022	2023	2022

$7,312	$1,897	$1,101	$428
(11,161)	1,281	(2,398)	(589)
(16,041)	(16,673)	(4,028)	(2,409)
(19,890)	(13,495)	(5,325)	(2,570)

(8,275)	(5,208)	(1,334)	(1,640)
(491)	(368)	(41)	(54)
(8,766)	(5,576)	(1,375)	(1,694)

189,093	177,972	16,504	28,574
6,345	3,977	1,203	1,473
(242,379)	(222,521)	(34,908)	(58,760)
(46,941)	(40,572)	(17,201)	(28,713)

4,165	6,001	154	509
467	354	39	53
(9,315)	(13,585)	(1,416)	(2,001)
(4,683)	(7,230)	(1,223)	(1,439)
(51,624)	(47,802)	(18,424)	(30,152)
(80,280)	(66,873)	(25,124)	(34,416)

724,913	791,786	73,277	107,693
$644,633	$724,913	$48,153	$73,277

18,937	17,016	1,757	2,751
640	380	130	143
(24,319)	(21,231)	(3,747)	(5,676)
(4,742)	(3,835)	(1,860)	(2,782)

423	573	16	49
41	34	4	5
(938)	(1,295)	(154)	(192)
(474)	(688)	(134)	(138)
(5,216)	(4,523)	(1,994)	(2,920)

SEI Daily Income Trust / Annual Report / January 31, 2023

FINANCIAL HIGHLIGHTS

For the year or period ended January 31,

For a Share Outstanding Throughout the Year/Period

	Net Asset Value, Beginning of Year/Period	Net Investment Income/ (Loss)*		Net Realized and Unrealized Gains (Losses)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Year/Period	Total Return†	Net Assets End of Year/Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Institutional Class
2023(2)	$1.00	$0.02		$—	$0.02	$(0.02)	$—	(3)	$(0.02)	$1.00	1.69%	$3,733,579	0.19%	0.45%	1.51%
2022	1.00	—		—	—	— (3)	—	(3)	— (3)	1.00	0.01	9,215,975	0.06	0.44	0.01
2021	1.00	—		—	—	— (3)	—		— (3)	1.00	0.23	9,461,922	0.18	0.45	0.19
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	6,671,923	0.20	0.46	1.95
2019	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.70	10,068,739	0.20	0.46	1.72
Class CAA
2023	$1.00	$0.02		$—	$0.02	$(0.02)	$—	(3)	$(0.02)	$1.00	1.69%	$21,037	0.19%	0.45%	1.85%
2022	1.00	—		—	—	— (3)	—	(3)	— (3)	1.00	0.01	14,851	0.06	0.44	0.01
2021	1.00	—		—	—	— (3)	—		— (3)	1.00	0.23	12,812	0.18	0.45	0.24
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	18,064	0.20	0.46	1.95
2019	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.70	21,612	0.20	0.46	1.65
Sweep Class
2023(4)	$1.00	$—	(3)	$—	$—	$— (3)	$—		$— (3)	$1.00	0.14%	$5,188,157	0.35%	0.44%	3.74%
Government II Fund
Class F
2023	$1.00	$0.02		$—	$0.02	$(0.02)	$—	(3)	$(0.02)	$1.00	1.72%	$1,790,974	0.19%	0.48%	1.57%
2022	1.00	—		—	—	— (3)	—	(3)	— (3)	1.00	0.01	2,606,717	0.05	0.48	0.01
2021	1.00	—		—	—	— (3)	—		— (3)	1.00	0.27	2,553,183	0.18	0.48	0.24
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.97	1,991,587	0.20	0.49	1.95
2019	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.76	1,808,839	0.20	0.49	1.73
Treasury II Fund
Class F
2023	$1.00	$0.02		$—	$0.02	$(0.02)	$—		$(0.02)	$1.00	1.69%	$494,060	0.19%	0.49%	1.75%
2022	1.00	—		—	—	— (3)	—	(3)	— (3)	1.00	0.02	430,208	0.06	0.49	0.00
2021	1.00	—		—	—	— (3)	—		— (3)	1.00	0.27	307,851	0.19	0.49	0.30
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	401,720	0.20	0.49	1.94
2019	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.75	594,915	0.20	0.49	1.73

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	On January 17, 2023, Class F Shares of the Government Fund was renamed Institutional Shares.
(3)	Amount represents less than $0.005 per share.
(4)	Commenced operations on January 17, 2023. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

SEI Daily Income Trust / Annual Report / January 31, 2023

FINANCIAL HIGHLIGHTS

For the year ended January 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses)	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2023	$9.30	$0.14	$(0.13)	$0.01	$(0.15)	$(0.15)	$9.16	0.09%	$218,987	0.38%	0.62%	1.49%	52%
2022	9.38	0.05	(0.07)	(0.02)	(0.06)	(0.06)	9.30	(0.23)	285,651	0.38	0.61	0.53	70
2021	9.36	0.12	0.03	0.15	(0.13)	(0.13)	9.38	1.61	271,550	0.38	0.58	1.29	73
2020	9.31	0.23	0.05	0.28	(0.23)	(0.23)	9.36	3.06	258,558	0.38	0.59	2.44	70
2019	9.32	0.20	—	0.20	(0.21)	(0.21)	9.31	2.13	256,372	0.38	0.59	2.15	71
Class Y
2023	$9.30	$0.15	$(0.14)	$0.01	$(0.15)	$(0.15)	$9.16	0.18%	$60,508	0.30%	0.37%	1.60%	52%
2022	9.38	0.06	(0.07)	(0.01)	(0.07)	(0.07)	9.30	(0.15)	65,281	0.30	0.36	0.61	70
2021	9.37	0.13	0.02	0.15	(0.14)	(0.14)	9.38	1.58	62,559	0.30	0.33	1.36	73
2020	9.31	0.24	0.06	0.30	(0.24)	(0.24)	9.37	3.25	53,107	0.30	0.34	2.52	70
2019	9.33	0.21	(0.02)	0.19	(0.21)	(0.21)	9.31	2.11	49,571	0.30	0.34	2.23	71
Short-Duration Government Fund
Class F
2023	$10.29	$0.11	$(0.39)	$(0.28)	$(0.13)	$(0.13)	$9.88	(2.74)%	$613,217	0.48%	0.56%	1.06%	139%
2022	10.56	0.03	(0.22)	(0.19)	(0.08)	(0.08)	10.29	(1.83)	687,332	0.48	0.56	0.25	132
2021	10.38	0.09	0.22	0.31	(0.13)	(0.13)	10.56	3.01	745,950	0.48	0.57	0.88	287
2020	10.22	0.18	0.18	0.36	(0.20)	(0.20)	10.38	3.54	670,769	0.48	0.58	1.78	230
2019	10.27	0.18	(0.03)	0.15	(0.20)	(0.20)	10.22	1.48	642,331	0.48	0.58	1.75	86
Class Y
2023	$10.29	$0.12	$(0.39)	$(0.27)	$(0.14)	$(0.14)	$9.88	(2.58)%	$31,416	0.31%	0.31%	1.22%	139%
2022	10.56	0.04	(0.21)	(0.17)	(0.10)	(0.10)	10.29	(1.67)	37,581	0.31	0.31	0.42	132
2021	10.38	0.11	0.22	0.33	(0.15)	(0.15)	10.56	3.17	45,836	0.32	0.32	1.04	287
2020	10.22	0.20	0.17	0.37	(0.21)	(0.21)	10.38	3.69	54,472	0.33	0.33	1.93	230
2019	10.27	0.19	(0.03)	0.16	(0.21)	(0.21)	10.22	1.63	49,948	0.34	0.34	1.56	86
GNMA Fund
Class F
2023	$10.05	$0.18	$(0.91)	$(0.73)	$(0.22)	$(0.22)	$9.10	(7.23)%	$47,503	0.63%	0.64%	1.92%	235%
2022	10.55	0.05	(0.36)	(0.31)	(0.19)	(0.19)	10.05	(2.97)	71,216	0.62	0.62	0.46	405
2021	10.44	0.11	0.22	0.33	(0.22)	(0.22)	10.55	3.16	104,074	0.58	0.58	1.05	392
2020	10.20	0.24	0.28	0.52	(0.28)	(0.28)	10.44	5.15	59,818	0.58	0.58	2.33	225
2019	10.24	0.25	—	0.25	(0.29)	(0.29)	10.20	2.54	65,412	0.58	0.58	2.48	134
Class Y
2023	$10.05	$0.20	$(0.90)	$(0.70)	$(0.25)	$(0.25)	$9.10	(6.99)%	$650	0.38%	0.39%	2.16%	235%
2022	10.55	0.08	(0.36)	(0.28)	(0.22)	(0.22)	10.05	(2.71)	2,061	0.37	0.37	0.72	405
2021	10.44	0.14	0.22	0.36	(0.25)	(0.25)	10.55	3.42	3,619	0.33	0.33	1.31	392
2020	10.20	0.27	0.27	0.54	(0.30)	(0.30)	10.44	5.35	1,403	0.33	0.33	2.58	225
2019	10.23	0.29	—	0.29	(0.32)	(0.32)	10.20	2.88	1,323	0.32	0.32	2.84	134

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS

January 31, 2023

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with six operational Funds: the Government, Government II, and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Institutional Class Shares of the Government Fund; Sweep Class Shares of the Government Fund; Class F shares of the Government II, Treasury II, Ultra Short Duration Bond, Short-Duration Government and GNMA Funds; Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

On January 17, 2023, Class F Shares of the Government Fund were renamed Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s' Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Procedures”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SIMC or a Sub-Adviser (“Sub-Adviser”), as

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January 31, 2023

applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Committee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The Procedures provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Rule 2a-5 and the Procedures.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below).

When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. As of January 31, 2023, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2023, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification.

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NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2023, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the year ended January 31, 2023. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are “marked-to-market” daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2023, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a

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NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2023.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2023.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2023, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”). In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Money Market Funds’ Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for each Money Market Fund, except the Sweep Class Shares of the Government Fund, until

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

May 31, 2023, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Money Market Fund’s total operating costs exceed the applicable thresholds and will not affect the Money Market Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Money Market Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Money Market Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Fixed Income Funds’ Adviser, Administrator and/or Distributor are limited to the Fixed Income Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Fixed Income Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Expense Limitations
Government Fund
Institutional Class	0.07%	0.25%	0.20%(3)
Class CAA	0.07%	0.25%	0.20%(3)
Sweep Class	0.07%	0.25%	0.35%(1)
Government II Fund
Class F	0.07%	0.25%	0.20%(2)
Treasury II Fund
Class F	0.07%	0.25%	0.20%(2)
Ultra Short Duration Bond Fund
Class F	0.10%(4)	0.25%	0.38%(1)
Class Y	0.10%(4)	—%	0.30%(1)
Short-Duration Government Fund
Class F	0.09%(5)	0.25%	0.48%(1)
Class Y	0.09%(5)	—%	0.38%(1)
GNMA Fund
Class F	0.09%(5)	0.25%	0.63%(1)
Class Y	0.09%(5)	—%	0.43%(1)

(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2023, to be changed only by board approval.
(3)

Represents a contractual cap of 0.25%, effective through May 31, 2023, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20% that may be discontinued at any time.

(4)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(5)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, MetLife Investment Management, LLC serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company LLP serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Adviser. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser,

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NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2023, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2023, were as follows for the Fixed Income Funds:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$33,338	$73,992	$107,330
Sales	27,847	118,833	146,680
Short-Duration Government Fund
Purchases	930,235	12,878	943,113
Sales	909,314	4,471	913,785
GNMA Fund
Purchases	132,757	—	132,757
Sales	149,231	349	149,580

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to paydown gain/loss reclassification and distribution reclassification. There is no permanent difference in the current year that would require a charge or credit to distributable earnings or Paid-in Capital accounts.

The tax character of dividends and distributions paid during the fiscal years ended January 31, 2023 or January 31, 2022 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
2023	$156,871	$156,871
2022	1,041	1,041
Government II Fund
2023	32,989	32,989
2022	326	326
Treasury II Fund
2023	8,831	8,831
2022	81	81
Ultra Short Duration Bond Fund
2023	5,128	5,128
2022	2,160	2,160
Short-Duration Government Fund
2023	8,766	8,766
2022	5,576	5,576
GNMA Fund
2023	1,375	1,375
2022	1,694	1,694

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

As of January 31, 2023, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$21,237	$—	$—	$—	$—	$—	$(20,801)	$436
Government II Fund	6,080	—	(181)	—	—	—	(5,931)	(32)
Treasury II Fund	1,702	—	(22)	—	—	—	(1,707)	(27)
Ultra Short Duration Bond Fund	686	—	(6,520)	(325)	—	(5,944)	(688)	(12,791)
Short-Duration Government Fund	1,846	—	(19,819)	(2,545)	—	(23,925)	(1,254)	(45,697)
GNMA Fund	107	—	(7,803)	(57)	—	(4,332)	(107)	(12,192)

The other temporary differences in the current year are primarily attributable to Treasury straddle loss deferral and dividends payable.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2023, the Funds did not utilize capital loss carryforwards to offset capital gains.

At January 31, 2023, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Government II Fund	$181	$–	$181
Treasury II Fund	22	–	22
Ultra Short Duration Bond Fund	567	5,953	6,520
Short-Duration Government Fund	4,614	15,205	19,819
GNMA Fund	5,874	1,929	7,803

Post October losses represent losses realized on investment transactions from November 1, 2022 through December 31, 2022, that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

During the fiscal year ended January 31, 2023, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2023, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2023, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Ultra Short Duration Bond Fund	$285,647	$116	$(6,060)	$(5,944)
Short-Duration Government Fund	668,917	1,814	(25,739)	(23,925)
GNMA Fund	52,031	274	(4,606)	(4,332)

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2023, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for all open tax years for which the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Additionally, if the Funds have uninvested cash, the Funds are subject to the risk that the depository institution holding the uninvested cash will be unable to repay the cash held.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Money Market Funds’ are subject to the risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in the value of such securities. During periods when interest rates are low, the Fund's yield will also be low. It is possible that the Funds will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). This could impair the Fund's ability to provide a positive yield and maintain a stable $1.00 share price. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during the conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.

The Fixed Income Funds’ are subject to the risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. Generally, the value of fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The Fixed Income Funds are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2023

income tax rates as opposed to more favorable capital gains rates, which may affect the Funds’ performance.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Funds whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2023, SPTC held of record the following:

Government Fund, Institutional Class	52%
Government Fund, Cl CAA	100%
Government Fund, Sweep Class	100%
Government II Fund	61%
Treasury II Fund	99%
Ultra Short Duration Bond Fund, Cl F	97%
Ultra Short Duration Bond Fund, Cl Y	92%
Short-Duration Government Fund, Cl F	97%
Short-Duration Government Fund, Cl Y	22%
GNMA Fund, Cl F	87%
GNMA Fund, Cl Y	97%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when

SEI Daily Income Trust / Annual Report / January 31, 2023

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2023

industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2023.

SEI Daily Income Trust / Annual Report / January 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the Funds), including the schedules of investments, as of January 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 30, 2023

SEI Daily Income Trust / Annual Report / January 31, 2023

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust / Annual Report / January 31, 2023

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	90

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust / Annual Report / January 31, 2023

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021-June 2022. Attorney, Stradley, Ronon, Stevens & Young from September 2007-July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Anti-Money Laundering Compliance Officer and Privacy Officer of The KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to 2017. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust / Annual Report / January 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2023

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period August 1, 2022 to January 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

●    Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/22	Ending Account Value 1/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,014.60	0.20%	$1.02
Class CAA	1,000.00	1,014.60	0.20	1.02
Sweep Class	1,000.00	1,001.40	0.40	0.15	**
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.20	0.20%	$1.02
Class CAA	1,000.00	1,024.20	0.20	1.02
Sweep Class	1,000.00	1,023.19	0.40	2.04
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,014.90	0.20%	$1.02
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02

	Beginning Account Value 8/1/22	Ending Account Value 1/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,014.70	0.20%	$1.02
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,013.60	0.38%	$1.93
Class Y	1,000.00	1,014.00	0.30	1.52
Hypothetical 5% Return
Class F	$1,000.00	$1,023.29	0.38%	$1.94
Class Y	1,000.00	1,023.69	0.30	1.53

SEI Daily Income Trust / Annual Report / January 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

January 31, 2023

	Beginning Account Value 8/1/22	Ending Account Value 1/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$993.70	0.46%	$2.31
Class Y	1,000.00	994.50	0.32	1.61
Hypothetical 5% Return
Class F	$1,000.00	$1,022.89	0.46%	$2.35
Class Y	1,000.00	1,023.59	0.32	1.63
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$964.40	0.63%	$3.12
Class Y	1,000.00	965.60	0.38	1.88
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.29	0.38	1.94

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 14/365 (to reflect the period since inception to period end).

SEI Daily Income Trust / Annual Report / January 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Daily Income Trust / Annual Report / January 31, 2023

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 21-23, 2022 Meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 21-23, 2022 and September 6-8, 2022. In each case, the Board’s renewal

SEI Daily Income Trust / Annual Report / January 31, 2023

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s and its affiliates’ contractual waiver of certain other fees with respect to the Government, Government II and Treasury II Funds to prevent total Fund operating expenses from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the

SEI Daily Income Trust / Annual Report / January 31, 2023

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust / Annual Report / January 31, 2023

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2023 taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2023, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2023, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund*	0.00%	100.00%	100.00%	56.53%	99.92%	100.00%
Government II Fund	0.00%	100.00%	100.00%	100.00%	99.95%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	13.76%	96.36%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	33.88%	86.76%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.00%	91.32%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

*	Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

SEI Daily Income Trust / Annual Report / January 31, 2023

SEI DAILY INCOME TRUST ANNUAL REPORT January 31, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-022 (1/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$144,595	N/A	$0	$134,095	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(2)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(3)	$0	$332,500	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to tax compliance and consulting services.
(3)	See Item 4(g) for a description of the services comprising the fees disclosed under this category

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2023	Fiscal 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $332,500 and $331,000, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: April 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: April 10, 2023

By:	/s/ Ankit Puri
Ankit Puri
Controller and Chief Financial Officer

Date: April 10, 2023